File Nos. 333-55242
                                                                       811-10297

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 |X|

             Pre-Effective Amendment No. ___                                |_|


             Post-Effective Amendment No. 2                                 |X|


    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         |X|


             Amendment No. 3                                                |X|


                          SELIGMAN TAX-AWARE FUND, INC.
               (Exact name of registrant as specified in charter)

                    100 PARK AVENUE, NEW YORK, NEW YORK 10017
                    (Address of principal executive offices)

                 Registrant's Telephone Number: 212-850-1864 or
                             Toll Free: 800-221-2450

                          LAWRENCE P. VOGEL, Treasurer
                                 100 Park Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

 It is proposed that this filing will become effective (check appropriate box):

|_|   immediately upon filing pursuant to paragraph (b)


|X|   on February 28, 2003 pursuant to paragraph (a)(2)


|_|   60 days after filing pursuant to paragraph (a)(1)

|_|   on (date) pursuant to paragraph (a)(1)

|_|   75 days after filing pursuant to paragraph (a)(2)

|_|   on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                      Prospectus
                                                                   March 1, 2003

Seligman
Tax-Aware Fund, Inc.

--------------------------------------------------------------------------------
Seeking Capital Appreciation Consistent with Maximizing After-Tax Returns
--------------------------------------------------------------------------------

The Securities and Exchange Commission has neither approved nor disapproved the Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be evaluated based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if this Fund is suitable for you.

                                   managed by

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

Table of Contents


The Fund
           Important Information                                               1
           Investment Objective                                                1
           Principal Investment Strategies                                     1
           Principal Risks                                                     2
           Past Performance                                                    3
           Fees and Expenses                                                   5
           Management                                                          6

Shareholder Information
           Deciding Which Class of Shares to Buy                               8
           Pricing of Fund Shares                                             10
           Opening Your Account                                               11
           How to Buy Additional Shares                                       12
           How to Exchange Shares Among  the Seligman Mutual Funds            13
           How to Sell Shares                                                 13
           Important Policies That May Affect  Your Account                   14
           Dividends and Capital Gain Distributions                           15
           Taxes                                                              15
           Seligman Mutual Funds                                              16

Financial Highlights                                                          18

How to Contact Us                                                             19


For More Information                                                  back cover

TIMES CHANGE ... VALUES ENDURE

THE FUND


IMPORTANT INFORMATION

On January 16, 2003, the Board of Directors of the Fund unanimously approved the acquisition of all of the assets and liabilities of the Fund by the Seligman Growth Fund, Inc. (the "Growth Fund") in exchange for shares of the Growth Fund pursuant to an Agreement and Plan of Acquisition and Liquidation (the "Transaction"). The Board of Directors of the Growth Fund has also unanimously approved the Transaction. The Transaction is still subject to the approval of the Tax-Aware Fund's shareholders and a Special Meeting of Shareholders has been scheduled for April 22, 2003 to vote on the Transaction.

The Transaction is expected to be effective (the "Closing") as soon as practicable following the Special Meeting, assuming shareholders of the Fund approve the Transaction. Following the Closing, shareholders of the Fund would become shareholders of the Growth Fund and receive the same class of shares of the Growth Fund corresponding to their shares of the Fund, with such shares having an aggregate value at the time of issuance equal to the aggregate value of the shares they held of the Fund on the day of the Closing.

Shares of the Fund are no longer be available for purchase. However, shareholders will retain their exchange privileges until the close of business on the day immediately prior to the Closing. Similarly, shareholders may redeem their shares of the Fund until the close of business on the day immediately prior to the Closing. Redemptions will not be subject to a contingent deferred sales charge (CDSC) regardless of how long those shares were held.


INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation consistent with maximizing after-tax returns.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is actively managed using a bottom-up stock selection approach combined with a disciplined portfolio construction process, as detailed below. The Fund will normally invest at least 65% of its total assets in a diversified portfolio of common stocks with attractive long term potential for appreciation. The Fund can invest in any industry and expects to hold a broadly diversified portfolio across several industries.


The Fund will attempt to outperform its benchmark, the Russell 1000 Growth Index, on an after-tax basis. (The Index is an unmanaged index that measures the performance of companies with higher price-to-book and forecasted growth values within the 1,000 largest U.S. companies, as measured by Frank Russell Company.) The Fund will primarily invest in stocks of companies with market capitalizations within the range of those companies in the Index, which as of December 31, 2002 ranged from a low of approximately $194 million to a high of $276 billion. J. & W. Seligman & Co. Incorporated, the Fund's manager ("Seligman"), combines proprietary quantitative and qualitative approaches combined with portfolio construction techniques in pursuing the Fund's investment objective. The investment strategy has three main components: (1) security selection; (2) portfolio construction; and (3) a qualitative overlay.


Security Evaluation. Seligman first applies quantitative techniques to rank a broad universe of stocks based on a number of factors. The factors may include projected earnings, earnings surprise forecasts, projected cash flow, price momentum, historical income and balance sheet items, and other factors.

Portfolio Construction. Once the attractiveness of the stocks is established, Seligman applies quantitative techniques to suggest an optimal portfolio. In this phase, weightings are assigned to the stocks being considered for investment. This process is designed to maximize the expected return of the Fund's portfolio on an aggregate basis, while evaluating the portfolio relative to the Index for exposure by sector, industry, market capitalization and other categories. Tax sensitivity treatment is introduced during this phase. Seligman will attempt to select some stocks for harvesting capital losses to offset the realized capital gains on other stocks, and will tend to avoid stocks that pay a dividend. Tax treatment, however, is not the sole consideration. It is considered within the portfolio construction process, relative to the stocks' expected return and risk characteristics.

Qualitative Overlay. Before making any trade, Seligman reviews the trade recommendations generated during the quantitative investment phase, and may consider additional information available about a particular security that could not be captured by the quantitative models. Seligman does this by applying traditional fundamental research. Among the research methods that Seligman may use are talking to management, having discussions with Seligman's other portfolio management teams and having discussions with Wall Street analysts. Using this qualitative information, Seligman may adjust the weightings and, in some cases, may eliminate a stock completely from consideration. Some changes to the suggested trades generated during the quantitative investment phase may result. The final portfolio composition, therefore, is a reflection of quantitative techniques augmented by this qualitative overlay.

As part of its investment strategy, the Fund may purchase American Depositary Receipts ("ADRs"), which are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer.

The Fund may, in certain circumstances, take positions in derivatives as part of its investment strategy, including options, to hedge portfolio risks, for cash management purposes, to increase returns, and for tax-management purposes. The Fund's derivatives may be based on specific stocks or on market indices, provided they are traded on options exchanges or over-the-counter markets with broker-dealers or reputable financial institutions specializing in such transactions, who make markets in these options, or are participants in over-the-counter markets.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

The Fund's objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

There is no guarantee that the Fund will achieve its objective.

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money.

Changes in stock market values can be sudden and unpredictable. Because fund share value is sensitive to stock market volatility, a general decline in the value of U.S. stocks would mean that the value of the Fund's shares would also decline. Share values may be affected by the broad investment environment in the U.S. securities market, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events. The risk exists that movements in the U.S. securities market may adversely affect the price of the Fund's investments, regardless of the individual performance of the companies in the Fund's portfolio.

The Fund's investment strategy relies in part on proprietary quantitative models. These models may not work as expected, and as a result, stock prices of one or more companies in the Fund's portfolio may fall or fail to appreciate as anticipated by Seligman. Stock prices can be adversely affected by numerous factors, including general or industry market conditions or factors relating to a specific company. The Fund seeks to minimize stock-specific risk by diversifying its holdings among a number of companies and industries. However, Seligman may be unsuccessful in controlling this risk.

The Fund may not achieve its investment objective. In addition, although Seligman uses a tax-aware investment strategy in managing the Fund, it is possible for the Fund to achieve its investment objective without minimizing taxes. For example, if the Fund's pre-tax returns are substantial, then even a significant reduction to the returns because of taxes may result in maximum after-tax returns. In such a situation, you should recognize that you could incur federal income taxes as a result of owning Fund shares.

Seligman's ability to maximize after-tax returns and to minimize taxes may be compromised by redemptions. During periods of high redemptions, Seligman may have to sell stocks that it would not otherwise sell to satisfy the redemptions, possibly resulting in additional capital gains that would be distributed to shareholders. Shareholders who do not redeem their shares and who receive those distributions may therefore incur higher taxes than the shareholders who redeemed their shares.

Managing the Fund to maximize after-tax returns may potentially have a negative effect on the Fund's performance. Because tax consequences are considered in managing the Fund, the Fund's pre-tax performance may be lower than that of a similar fund that is not tax-managed. As a result, the Fund may not be a suitable investment for IRAs and other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments. Also, the Fund is managed assuming that the maximum Federal tax rates in effect will apply to all distributions. The intended tax benefits of an investment in the Fund may therefore be reduced or eliminated for investors in lower tax brackets.

You may incur taxable gains if you sell your shares at a price higher than when you bought them. Seligman does not take those taxes into account in managing the Fund.

Foreign securities and illiquid securities in the Fund's portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks.

The use of derivatives is subject to certain limitations and may expose the Fund to increased risk of principal loss or increased volatility. The prices of derivatives may move in unexpected ways, especially under abnormal market conditions.

The Fund is not intended to be a complete investment program. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PAST PERFORMANCE


The information below provides some indication of the risks of investing in the Fund by showing the performance of Class A shares, as well as how the performance of each Class compares to one widely-used measure of performance.

Although the Fund's fiscal year ends on October 31, the following performance information is provided on a calendar year basis. It is designed to assist you in comparing the return of the Fund with the returns of other mutual funds. How the Fund has performed in the past, before and after taxes, however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to differing fees and expenses.

The Class A annual total return presented in the bar chart does not reflect the effect of any sales charges. If sales charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and the table assume that all dividends and capital gain distributions were reinvested.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B, Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.



 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                     -32.60%
                                     -------
                                      2002


              Best quarter return: 14.82% - quarter ended 12/31/01.
             Worst quarter return: -20.13% - quarter ended 6/30/02.


--------------------------------------------------------------------------------
              Average Annual Total Returns - Periods Ended 12/31/02

                                                                      SINCE
                                                        ONE         INCEPTION
                                                        YEAR         5/01/01
                                                      ---------     ----------

Class A
    Return before taxes                                (35.83)%       (28.55)%
    Return after taxes on distributions                (35.83)        (28.55)
    Return after taxes on distributions
       and sale of Fund shares                         (22.00)        (22.29)
Class B                                                (36.37)        (28.60)
Class C                                                (34.31)        (27.25)
Class D                                                (33.69)        (26.83)
Russell 1000 Growth Index                              (27.88)        (23.20)

The Russell 1000 Growth Index is an unmanaged benchmark that assumes the reinvestment of all dividends and capital gain distributions and, excludes the effect of taxes, fees and sales charges. The Russell 1000 Growth Index measures the performance of companies that tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than more value-oriented stocks. Investors cannot invest directly in an average or Index.

Seligman has contractually undertaken to reimburse certain expenses of the Fund and such undertaking will remain in effect until October 31, 2004. Absent such expense reimbursement, Fund performance would have been lower.

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees                                                            Class A      Class B     Class C     Class D
                                                                            -------      -------     -------     -------
Maximum Sales Charge(Load) ........................................          4.75%           5%          2%          1%

Maximum Sales Charge(Load) on Purchases(as a % of offering price) .          4.75%(1)      none          1%        none

Maximum Deferred Sales Charge(Load)(CDSC) on Redemptions
 (as a % of original purchase price or current net asset value,
 whichever is less) ...............................................           none(1)        5%          1%          1%


Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees(2) ................................................          0.92%        0.92%       0.92%       0.92%
Distribution and/or Service (12b-1) Fees ..........................          0.25         1.00        1.00        1.00
Other Expenses(3) .................................................          2.18         2.18        2.18        2.18
                                                                             ----         ----        ----        ----
Total Annual Fund Operating Expenses ..............................          3.35         4.10        4.10        4.10

Less: Expense Reimbursement(3) ....................................          1.18         1.18        1.18        1.18
                                                                             ----         ----        ----        ----
Net Operating Expenses ............................................          2.17%        2.92%       2.92%       2.92%
                                                                             ====         ====        ====        ====


(1) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

(2) After May 31, 2002, this base management fee has been subject to monthly increase or decrease by as much as 0.50% based on the after-tax investment performance of the Fund versus the investment record of the Russell 1000 Growth Index (without any adjustment for taxes) during the previous twelve months. As a result, the most the Fund could pay Seligman is 1.50% of its average daily net assets, and the least is 0.50%. This calculation is described under "Management--Description of Management Fee".

(3) Until October 31, 2002, Seligman had contractually undertaken to reimburse the Fund's "other expenses" to the extent they exceeded 0.50% per annum of average daily net assets. Beginning November 1, 2002 through October 31, 2004, Seligman has contractually undertaken to reimburse the Fund's "other expenses" to the extent they exceed 1.00% per annum of average daily net assets. "Other Expenses" exclude organizational and offering costs expensed during the fiscal year ended October 31, 2002 because they were a one-time cost incurred in connection with the commencement of the Fund.


--------------------------------------------------------------------------------

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12b-1 Fees:

Fees paid by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as transfer agency, registration, custody, auditing and legal fees.

--------------------------------------------------------------------------------

Example


This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses ratio (including the management fee) is the "Net Operating Expenses" ratio shown above through October 31, 2004 and thereafter will increase to the amount shown as "Total Annual Fund Operating Expenses." Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 Year     3 Years     5 Years    10 Years
                                   --------    --------    --------    --------

Class A                              $  685     $ 1,240     $ 1,938     $ 3,784

Class B                                 795       1,325       2,095       3,979+

Class C                                 491       1,115       1,976       4,198

Class D                                 395       1,025       1,895       4,140

If you did not sell your shares at the end of each period, your costs would be:

                                     1 Year     3 Years     5 Years    10 Years
                                   --------    --------    --------    --------

Class A                              $  685     $ 1,240     $ 1,938     $ 3,784

Class B                                 295       1,025       1,895       3,979+

Class C                                 392       1,115       1,976       4,198

Class D                                 295       1,025       1,895       4,140

+ Class B shares will automatically convert to Class A shares approximately eight years after purchase.

MANAGEMENT

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman manages the investment of the Fund's assets, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and strategies, and administers the Fund's business and other affairs.


Established in 1864, Seligman currently serves as manager to 23 US registered investment companies, which offer more than 60 investment portfolios with approximately $11.1 billion in assets as of January 31, 2003. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value as of January 31, 2003, of approximately $7.2 billion.


Description of Management Fee


The Fund pays Seligman a fee for its services. From commencement of the Fund's operations through May 31, 2002, the fee was equal to an annual rate of 1.00% (the "Base Fee Rate") of the Fund's average daily net assets. Currently, the Fund pays Seligman compensation at an annual rate equal to the Base Fee Rate, increased or decreased once each month by a performance adjustment equal to a maximum of 0.50%. This performance adjustment will be 10% of the difference between the after-tax investment performance of the Fund's Class A shares at net asset value (including dividends and other distributions) and the investment record of the Russell 1000 Growth Index (including dividends and other cash distributions paid by companies in the Index), without any adjustment for taxes, each measured over the previous twelve calendar months of the Fund's operation. The after-tax performance of the Fund's Class A shares does not reflect the deduction of any sales charges that a shareholder pays upon the purchase of Class A shares. The adjustment will result in monthly compensation to Seligman computed at annual rates ranging from 0.50% to 1.50% of the Fund's average daily net assets. For example, if the after-tax investment performance of the Fund is 8% and the investment record of the Index is 6% for the twelve- month measurement period, the Base Fee Rate will be adjusted upward by 10% of the difference, or 0.20%, to 1.20%. Conversely, if the after-tax performance of the Fund is 6% and the investment record of the Index is 8% for the period, the Base Fee Rate will be adjusted downward by 0.20% to 0.80%. This is the "Adjusted Fee Rate." Each day of a given month, the Fund calculates the compensation to be paid to Seligman by multiplying the Adjusted Fee Rate by that day's net assets, and dividing the result by the number of days in the year. At the end of each month, the Adjusted Fee Rate will be re-calculated, as described above, and used for the next month.

The following table illustrates the full range of permitted increases or decreases to the Base Fee Rate. The first column shows the percentage point difference between the Fund's after-tax performance and the Index's actual performance, as measured over the preceding twelve calendar months (the "Performance Differential"). All rates shown are annualized.

                                             Monthly
Performance                Base Fee        Performance       Adjusted Fee
Differential               Rate (%)       Adjustment (%)       Rate (%)

 +5 or more                  1.00             +0.50               1.50
     +4                      1.00             +0.40               1.40
     +3                      1.00             +0.30               1.30
     +2                      1.00             +0.20               1.20
     +1                      1.00             +0.10               1.10
      0                      1.00              0.00               1.00
     -1                      1.00             -0.10               0.90
     -2                      1.00             -0.20               0.80
     -3                      1.00             -0.30               0.70
     -4                      1.00             -0.40               0.60
 -5 or more                  1.00             -0.50               0.50


The table assumes that the differences between the Fund's after-tax performance and the Index's actual performance are exactly the percentages set forth in the first column above. However, as discussed above, the monthly performance adjustment is computed as a specified percentage (10%) of the percentage point difference between the Fund's after-tax performance and the Index's actual performance. For example, if the percentage point difference in performance was +1.3, the monthly performance adjustment would be 0.13% and the Adjusted Fee Rate would be 1.13%. The fees payable by the Fund may be higher than the fees paid by other mutual funds with similar investment objectives.

As discussed above, the investment performance of the Fund will be tax adjusted for purposes of calculating the fee payable to Seligman. In calculating the investment performance of the Fund, it will be assumed that all distributions (i.e., dividends and capital gains) are subject to the maximum applicable Federal tax rate in effect when the distribution is paid (currently 38.6% for income and short-term capital gains and 20% for long-term capital gains). The applicable tax rate is applied to all distributions made by the Fund. The amount of a distribution remaining after the deduction of taxes is then assumed to be re- invested in the Fund. The calculation will not take into account any taxes that would be due upon the sale of Fund's shares and will not take into account any other taxes, such as the alternative minimum tax or state or local taxes.

For the fiscal year ended October 31, 2002, the management fee rate paid by the Fund to Seligman was equal to an annual rate of 0.92% of the Fund's average daily net assets.


--------------------------------------------------------------------------------
      Affiliates of Seligman:

      Seligman Advisors, Inc.:

      The Fund's general distributor; responsible for accepting orders for purchases and sales of Fund shares

      Seligman Services, Inc.:

      A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

      Seligman Data Corp. (SDC):

      The Fund's shareholder service agent; provides shareholder account services to the Fund at cost.
--------------------------------------------------------------------------------

Portfolio Management


The Fund is managed by Seligman's Disciplined Investment Group, which is headed by Ben-Ami Gradwohl, Ph.D. and David Guy, Ph.D. Messrs. Gradwohl and Guy are Vice Presidents and Co-Portfolio Managers of the Fund. They are also Vice Presidents and Co-Portfolio Managers of Seligman Common Stock Fund, Inc. and Tri-Continental Corporation, as well as Vice Presidents of Seligman Portfolios, Inc. and Co-Portfolio Managers of its Common Stock Portfolio. In addition, Mr. Gradwohl is Vice President and Co-Portfolio Manager of Seligman Income and Growth Fund, Inc.

Mr. Gradwohl joined Seligman as a Managing Director in January 2000. From 1996 to 1999, Mr. Gradwohl was a Portfolio Manager at Nicholas-Applegate Capital Management. During his tenure there, he managed U.S. systematic large-cap portfolios, tax-efficient strategies, an aggressive U.S. equity offshore fund, a long-short hedge fund and international equity investments.

Mr. Guy joined Seligman as a Managing Director in January 2000. From 1997 to 1999, Mr. Guy was a Portfolio Manager for U.S. mid-cap securities in the Systematic Investment Group at Nicholas-Applegate Capital Management.

Shareholder Information


As noted on page 1 of this prospectus under the caption "Important Information", shares of the Fund are currently not available for purchase. Thus, all references or instructions relating to buying shares contained in this prospectus are not applicable at this time. As further noted under "Important Information", exchanges and redemptions of Fund shares will be permitted until the close of business on the day immediately prior to the Closing of the Transaction. Redemptions will not be subject to a contingent deferred sales load
(CDSC), regardless of how long those shares were held.


DECIDING WHICH CLASS OF SHARES TO BUY

Each of the Fund's Classes represents an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:

      o     The amount you plan to invest.

      o How long you intend to remain invested in the Fund, or another Seligman mutual fund.

      o If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC and pay higher ongoing 12b-1 fees.

      o Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

An authorized dealer or your financial advisor will be able to help you decide which Class of shares best meets your needs.

--------------------------------------------------------------------------------
Class A

o     Initial sales charge on Fund purchases, as set forth below:

                                                                          Sales Charge                  Regular Dealer
                                           Sales Charge                       as a %                       Discount
                                               as a %                         of Net                       as a % of
Amount of your Investment               of Offering Price(1)             Amount Invested                Offering Price
-------------------------               --------------------             ---------------                --------------
Less than $50,000                               4.75%                          4.99%                          4.25%

$50,000 - $99,999                               4.00                           4.17                           3.50

$100,000 - $249,999                             3.50                           3.63                           3.00

$250,000 - $499,999                             2.50                           2.56                           2.25

$500,000 - $999,999                             2.00                           2.04                           1.75

$1,000,000 and over(2)                          0.00                           0.00                           0.00

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

(2) You will not pay an initial sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

o     Annual 12b-1 fee (for shareholder services) of up to 0.25%.

o No initial sales charge on reinvested dividends or capital gain distributions.

o Certain employer-sponsored defined contribution-type plans can purchase shares with no initial sales charge.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B

o     No initial sales charge on purchases.

o     A declining CDSC on shares sold within 6 years of purchase:

Years Since Purchase                                                        CDSC
--------------------                                                        ----
Less than 1 year                                                              5%
1 year or more but less than 2 years                                          4
2 years or more but less than 3 years                                         3
3 years or more but less than 4 years                                         3
4 years or more but less than 5 years                                         2
5 years or more but less than 6 years                                         1
6 years or more                                                               0

o     Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

o Automatic conversion to Class A shares approximately eight years after purchase, resulting in lower ongoing 12b-1 fees.

o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

--------------------------------------------------------------------------------
Your purchase of Class B shares must be for less than $250,000, because if you invest $250,000 or more, you will pay less in fees and charges if you buy another Class of shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C

o Initial sales charge on Fund purchases, as set forth below: Amount of your Investment


                                                                          Sales Charge                  Regular Dealer
                                           Sales Charge                       as a %                       Discount
                                               as a %                         of Net                       as a % of
Amount of your Investment               of Offering Price(1)             Amount Invested                Offering Price
-------------------------               --------------------             ---------------                --------------
Less than $100,000                              1.00%                          1.01%                          1.00%
$100,000 - $249,999                             0.50                           0.50                           0.50
$250,000 - $1,000,000                           0.00                           0.00                           0.00

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

o     A 1% CDSC on shares sold within eighteen months of purchase.

o     Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

o No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

o No initial sales charge on reinvested dividends or capital gain distributions.

o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

--------------------------------------------------------------------------------
Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares.
--------------------------------------------------------------------------------
Class D*

o     No initial sales charge on purchases.

o     A 1% CDSC on shares sold within one year of purchase.

o     Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

o No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely

o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions

      * Class D shares are not available to all investors. You may purchase Class D shares only (1) if you already own Class D shares of the Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D is comparable to the sales charge structure of the other funds offered under the program.
--------------------------------------------------------------------------------

The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows each Class to pay 12b-1 fees for the sale and distribution of its shares and/or for providing services to shareholders.

Because the Fund's 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.

The Fund's Board of Directors believes that no conflict of interest currently exists among the Fund's classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and Maryland law, will seek to ensure that no such conflict arises.

How CDSCs Are Calculated


To minimize the amount of the CDSC you may pay when you sell your shares, the Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.


You will not pay a CDSC when you exchange shares of the Fund to buy the same class of shares of any other Seligman mutual fund ("another fund" or "other fund"). For the purpose of calculating the CDSC, when you exchange shares of the Fund for the same class of another fund, it will be assumed that you held the shares since the date you originally purchased the shares of the Fund. Similarly, when you exchange shares of another fund for shares of the Fund, it will be assumed that you held the shares of the Fund since the date you originally purchased shares of the other fund.

PRICING OF FUND SHARES

When you buy or sell shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors receives your request in good order. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares. Purchase or sale orders received by an authorized dealer or financial advisor by the close of regular trading on the New York Stock Exchange
(NYSE) (normally 4:00 p.m. Eastern time) and received in good order by Seligman Advisors before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Class's NAV calculated as of the close of regular trading of the NYSE on that day. However, Seligman Advisors may reject any request to purchase Fund shares under the circumstances discussed later in this Prospectus in "Important Policies That May Affect Your Account." An authorized dealer or your financial advisor is responsible for forwarding your order to Seligman Advisors before the close of business.

--------------------------------------------------------------------------------
NAV:

Computed separately for each Class by dividing that Class's share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.
--------------------------------------------------------------------------------

If your buy or sell order is received by an authorized dealer or your financial advisor after the close of regular trading on the NYSE, or is accepted by Seligman Advisors after the close of business, the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV, less any applicable CDSC.

The NAV of the Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because of their higher 12b-1 fees, the NAV of Class B, Class C and Class D shares will generally be lower than the NAV of Class A shares of the Fund.

Securities owned by the Fund are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Fund's Board of Directors.

OPENING YOUR ACCOUNT

The Fund's shares are sold through authorized dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask an authorized dealer or your financial advisor if any of these programs apply to you. Class D shares are not available to all investors. For more information, see "Deciding Which Class of Shares to Buy--Class D."


To make your initial investment in the Fund, contact an authorized dealer or your financial advisor or complete an account application and send it with your check directly to SDC at the address provided on the account application. If you do not choose a Class, your investment will automatically be made in Class A shares.


--------------------------------------------------------------------------------
You may buy shares of the Fund for all types of tax-deferred retirement plans. Contact Retirement Plan Services at the address or phone number listed on the inside back cover of this prospectus for information and to receive the proper forms. The Fund may not be a suitable investment for IRAs and other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investment.
--------------------------------------------------------------------------------

The required minimum initial investments are:

      o     Regular (non-retirement) accounts: $1,000

      o For accounts opened concurrently with Invest-A-Check(R): $100 to open if you will be making monthly investments $250 to open if you will be making quarterly investments

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.

You will be sent a statement confirming your purchase, and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Seligman funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC.

      If you want to be able to buy, sell, or exchange shares by telephone, you should complete an application when you open your account.
   This will prevent you from having to complete a supplemental election form
           (which may require a signature guarantee) at a later date.

HOW TO BUY ADDITIONAL SHARES

After you have made your initial investment, there are many options available to make additional purchases of Fund shares. Subsequent purchases must be for $100 or more.

Shares may be purchased through an authorized dealer or your financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name, and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

                           Seligman Data Corp.
                           P.O. Box 9766
                           Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler's checks or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

Invest-A-Check(R). You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (ACH) member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. You may buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum initial investment of $1,000 is met or your account may be closed.

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares or Class C shares, you may pay an initial sales charge to buy Fund shares.


Automatic CD Transfer. You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit in shares of the Fund. If you wish to use this service, contact SDC, an authorized dealer or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.

Dividends From Other Investments. You may have your dividends from other companies invested in the Fund. (Dividend checks must include your name, account number, Fund name, and Class of shares and be drawn in an amount of $100 or more.)


Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information.

Seligman Time Horizon Matrix(SM). (Requires an initial total investment of $10,000.) This is a needs-based investment process, designed to help you and your financial advisor plan to seek your long-term financial goals. It considers your financial needs, and helps frame a personalized asset-allocation strategy around the cost of your future commitments and the time you have to meet them. Contact an authorized dealer or your financial advisor for more information.

Seligman Harvester(SM) PATENT PENDING. If you are a retiree or nearing retirement, this program is designed to help you establish an investment strategy that seeks to meet your needs throughout your retirement. The strategy is customized to your personal financial situation by allocating your assets to seek to address your income requirements, prioritizing your expenses, and establishing a prudent withdrawal schedule. Contact an authorized dealer or your financial advisor for more information.

HOW TO EXCHANGE SHARES AMONG THE SELIGMAN MUTUAL FUNDS

You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Exchanges will be made at each fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares or Class C shares of Seligman Cash Management Fund to buy shares of the same Class of the Fund or another Seligman mutual fund.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund account. If you wish to carry over any other account options (for example, Invest-A-Check(R) or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

If you exchange into a new fund, you must exchange enough to meet the new fund's minimum initial investment.

See "The Seligman Mutual Funds" for a list of the funds available for exchange. Before making an exchange, contact an authorized dealer or your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund's prospectus before investing. Some funds may not offer all classes of shares.

HOW TO SELL SHARES

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, 3-4 business days after your shares are sold).

You may sell shares to the Fund through an authorized dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC, for this transaction; however, the authorized dealer or financial advisor may charge a service fee. Contact an authorized dealer or your financial advisor for more information.

You may always send a written request to sell Fund shares; however, it may take longer to get your money.


To protect you and the Fund, if your written redemption request is for $25,000 or more, SDC will seek telephone confirmation from you, an authorized dealer or your financial advisor before sending any money. If the proceeds are: (1) $50,000 or more; (2) to be paid to someone other than the account owner; (3) to be mailed to other than your address of record; (4) requested in connection with an address change; or (5) requested within 30 days of an address change on the account then before sending any money, the Fund will require:


      o     A signed, written redemption request;

      o     Telephone confirmation; and

      o     A signature guarantee.


Confirmations will not affect the date on which your redemption request is actually processed, but they may delay the payment of proceeds.


--------------------------------------------------------------------------------
Signature Guarantee:

Protects you and the Fund from fraud. It guarantees that a signature is genuine. A guarantee must be obtained from an eligible financial institution. Notarization by a notary public is not an acceptable signature guarantee.
--------------------------------------------------------------------------------


If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.


You may need to provide additional documents to sell Fund shares if you are:

      o     a corporation;

      o     an executor or administrator;

      o     a trustee or custodian; or

      o     in a retirement plan.


Contact an authorized dealer, your financial advisor or SDC's Shareholder Services Department for information on selling your shares under any of the above circumstances.


You may also use the following account service to sell Fund shares:


Systematic Withdrawal Plan. If you have at least $5,000 in the Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account in 3-4 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class B, Class C, or Class D shares and reinvest your dividends and capital gain distributions, you may withdraw 12%, 10%, or 10%, respectively, of the value of your Fund account (at the time of election) annually without a CDSC.

IMPORTANT POLICIES THAT MAY AFFECT YOUR ACCOUNT

To protect you and other shareholders, the Fund reserves the right to:

      o     Refuse an exchange request if:

            1. you have exchanged twice from the same fund in any three-month period;

            2. the amount you wish to exchange equals the lesser of $1,000,000 or 1% of the Fund's net assets; or

            3. you, an authorized dealer or your financial advisor have been advised that previous patterns of purchases and sales or exchanges have been considered excessive.

      o     Refuse any request to buy Fund shares;

      o     Reject any request received by telephone;

      o     Suspend or terminate telephone services;

      o     Reject a signature guarantee that SDC believes may be fraudulent;

      o Close your fund account if its value falls below $500, although the Fund generally will not close an account that falls below $500 as a result of a market decline. The Fund will notify you in writing at least 30 days before closing the account;

      o Close your account if it does not have a certified taxpayer identification number.

Telephone Services

You, an authorized dealer or your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

      o Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to address of record);

      o     Exchange shares between funds;

      o     Change dividend and/or capital gain distribution options;

      o     Change your address;

      o     Establish systematic withdrawals to address of record.

If you do not complete an account application when you open your account, telephone services must be elected on a supplemental election form (which may require a signature guarantee).

Restrictions apply to certain types of accounts:

      o Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

      o     Corporations may not sell Fund shares by phone;

      o IRAs may only exchange Fund shares or request address changes by phone;

      o Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within 30 days following an address change.

Your telephone request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. An authorized dealer or your financial advisor representative may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to send written instructions, and it may take longer for your request to be processed. The Fund's NAV may fluctuate during this time.

The Fund and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The Fund and SDC will employ reasonable procedures to confirm whether instructions received by telephone are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.

Reinstatement Privilege

If you sell Fund shares, you may, within 120 calendar days, use part or all of the proceeds to buy shares of the Fund or any other Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege is available only once each calendar year. Contact an authorized dealer or your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS


The Fund generally pays any dividends from its net investment income and distributes net capital gains realized on investments annually. It is expected that the Fund's distributions will be primarily capital gains. The Fund had a substantial capital loss carryforward which is available for offset against future net capital gains, expiring in varying amounts through 2010. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.


--------------------------------------------------------------------------------
Dividend:

A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:

A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund's portfolio.

Ex-dividend Date:

The day on which any declared distributions (dividends or capital gains) are deducted from a fund's assets before it calculates its NAV.
--------------------------------------------------------------------------------

You may elect to:

(1)   reinvest both dividends and capital gain distributions;

(2)   receive dividends in cash and reinvest capital gain distributions; or

(3)   receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be reinvested if you do not instruct otherwise or if you own Fund shares in a Seligman tax-deferred retirement plan.

If you want to change your election, you may write SDC at the address listed on the back cover of this prospectus or, if you have telephone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Cash dividends or capital gain distributions that are not reinvested, will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account within 3-4 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.

Dividends on Class B, Class C and Class D shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.

TAXES

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on exchanges.

Dividends paid by the Fund are taxable to you as ordinary income. You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

THE SELIGMAN MUTUAL FUNDS

EQUITY

SPECIALTY
--------------------------------------------------------------------------------

Seligman Communications and Information Fund

Seeks capital appreciation by investing in companies operating in all aspects of the communications, information, and related industries.

Seligman Emerging Markets Fund

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

SMALL COMPANY
--------------------------------------------------------------------------------

Seligman Frontier Fund

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Small-Cap Value Fund

Seeks long-term capital appreciation by investing in equities of small companies, deemed to be "value" companies by the investment manager.

MEDIUM COMPANY
--------------------------------------------------------------------------------

Seligman Capital Fund

Seeks capital appreciation by investing in the common stocks of companies with significant potential for growth.

LARGE COMPANY
--------------------------------------------------------------------------------

Seligman Common Stock Fund


Seeks total return through a combination of capital appreciation and current income.


Seligman Global Growth Fund

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund


Seeks long-term capital appreciation.


Seligman International Growth Fund

Seeks long-term capital appreciation by investing in securities of medium- to large-sized companies, primarily in the developed markets outside the US.

Seligman Large-Cap Value Fund

Seeks long-term capital appreciation by investing in equities of large companies, deemed to be "value" companies by the investment manager.

BALANCED
--------------------------------------------------------------------------------

Seligman Income and Growth Fund


Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.


FIXED-INCOME

INCOME
--------------------------------------------------------------------------------

Seligman High-Yield Bond Fund

Seeks to maximize current income by investing in a diversified portfolio of high-yielding, high-risk corporate bonds, commonly referred to as "junk bonds."

Seligman Investment Grade Fixed Income Fund

Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective.


Seligman U.S. Government Securities Fund


Seeks high current income primarily by investing in a diversified portfolio of securities guaranteed by the US government, its agencies, or instrumentalities, which have maturities greater than one year.

MUNICIPAL
--------------------------------------------------------------------------------

Seligman Municipal Funds:

National Fund

Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

California              Louisiana               New Jersey
o  High-Yield           Maryland                New York
o  Quality              Massachusetts           North Carolina
Colorado                Michigan                Ohio
Florida                 Minnesota               Oregon
Georgia                 Missouri                Pennsylvania
                                                South Carolina

*     A small portion of income may be subject to state and local taxes.

MONEY MARKET
--------------------------------------------------------------------------------

Seligman Cash Management Fund


Seeks to preserve capital and to maximize liquidity and current income, by investing only in high-quality money market securities having a dollar-weighted average portfolio maturity of 90 days or less. The fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION
--------------------------------------------------------------------------------

Seligman Time Horizon/Harvester Series, Inc. is an asset-allocation type mutual fund. It offers four different asset-allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Time Horizon 30 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Time Horizon 20 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Time Horizon 30 Fund.

Seligman Time Horizon 10 Fund

Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as domestic fixed-income securities.

Seligman Harvester Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium-and large-capitalization domestic and international equity securities supplemented by a larger allocation of fixed-income securities and cash than Seligman Time Horizon 10 Fund.

Financial Highlights


The table below is intended to help you understand each Class's financial performance from its inception. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the periods. "Total return" shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividend and capital gain distributions. Total returns do not reflect any sales charges or taxes, and are not annualized. Deloitte & Touche LLP, independent auditors, have audited this information. Their report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.

                                        Class A                  Class B                  Class C                 Class D
                                  --------------------     --------------------     --------------------     --------------------
                                    Year      5/1/01**       Year      5/1/01**       Year      5/1/01**       Year      5/1/01**
                                   ended         to         ended         to         ended         to         ended         to
                                  10/31/02    10/31/01     10/31/02    10/31/01     10/31/02    10/31/01     10/31/02    10/31/01
                                  --------    --------     --------    --------     --------    --------     --------    --------
Per Share Data:*
Net asset value, beginning of
  period .......................  $   5.75    $   7.14     $   5.74    $   7.14     $   5.74    $   7.14     $   5.74    $   7.14
                                  --------    --------     --------    --------     --------    --------     --------    --------
Income from investment
  operations:
   Net investment loss .........     (0.04)      (0.03)       (0.08)      (0.05)       (0.08)      (0.05)       (0.08)      (0.05)
   Net gains or losses on
      securities (both
      realized and
      unrealized) ..............     (1.27)      (1.36)       (1.27)      (1.35)       (1.27)      (1.35)       (1.27)      (1.35)
                                  --------    --------     --------    --------     --------    --------     --------    --------
Total from investment
  operations ...................     (1.31)      (1.39)       (1.35)      (1.40)       (1.35)      (1.40)       (1.35)      (1.40)
                                  --------    --------     --------    --------     --------    --------     --------    --------
Net asset value, end of period .  $   4.44    $   5.75     $   4.39    $   5.74     $   4.39    $   5.74     $   4.39    $   5.74
                                  ========    ========     ========    ========     ========    ========     ========    ========
Total Return: ..................    (22.78)%    (19.47)%     (23.52)%    (19.61)%     (23.52)%    (19.61)%     (23.52)%    (19.61)%
Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ...............  $  1,053    $  1,206     $  1,421    $  1,602     $  2,588    $  2,850     $    816    $  1,129
Ratio of expenses to average
  net assets ...................      1.67%       1.75%+       2.42%       2.50%+       2.42%       2.50%+       2.42%       2.50%+
Ratio of net loss to average
  net assets ...................     (0.79)%     (1.08)%+     (1.54)%     (1.83)%+     (1.54)%     (1.83)%+     (1.54)%     (1.83)%+
Portfolio turnover rate ........    158.15%      50.09%      158.15%      50.09%      158.15%      50.09%      158.15%      50.09%
Without expense
  reimbursement:***
Ratio of expenses to average
  net assets ...................      4.15%       8.02%+       4.90%       8.77%+       4.90%       8.77%+       4.90%       8.77%+
Ratio of net loss to average
  net assets ...................     (3.27)%     (7.35)%+     (4.02)%     (8.10)%+     (4.02)%     (8.10)%+     (4.02)%     (8.10)%+


-------------
*     Per share amounts are calculated based on average shares outstanding.

** Commencement of operations. Total returns are calculated from the close of business on May 1, 2001.


***   Seligman has agreed to reimburse certain expenses of the Fund.


+     Annualized.

How to Contact Us

The Fund                         Write:   Corporate Communications/
                                          Investor Relations Department
                                          J. & W. Seligman & Co. Incorporated
                                          100 Park Avenue, New York, NY 10017

                                 Phone:   Toll-Free (800) 221-7844 in the US or
                                          (212) 850-1864 outside the US


                                 Website: www.seligman.com


Your Regular
(Non-Retirement) Account

                                 Write:   Shareholder Services Department
                                          Seligman Data Corp.
                                          100 Park Avenue, New York, NY 10017

                                 Phone:   Toll-Free (800) 221-2450 in the US or
                                          (212) 682-7600 outside the US


                                 Website: www.seligman.com


Your Retirement Account
                                 Write:   Retirement Plan Services
                                          Seligman Data Corp.
                                          100 Park Avenue, New York, NY 10017

                                 Phone:   Toll-Free (800) 445-1777


--------------------------------------------------------------------------------
24-hour automated telephone access is available by dialing (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transaction, and other information. Alternatively, you may access our website at www.seligman.com.
--------------------------------------------------------------------------------

                      [This page intentionally left blank]

For More Information

The information below is available without charge upon request by calling toll-free 800-221-2450 in the US or collect 212-682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

Statement of Additional Information (SAI) contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Fund's investments. In the Fund's Annual and Semi-Annual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

                             SELIGMAN ADVISORS, INC.
                                 an affiliate of

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 Park Avenue, New York, NY 10017

--------------------------------------------------------------------------------

Information about the Fund, including the Prospectus and SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, call (202) 942-8090. The SAI, Annual/Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site: www.sec.gov.

Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC File Number: 811-10297

                          SELIGMAN TAX-AWARE FUND, INC.

                       Statement of Additional Information

                                  March 1, 2003


                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864

                       Toll Free Telephone: (800) 221-2450
      For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777


This Statement of Additional Information (SAI) expands upon and supplements the information contained in the current prospectus of Seligman Tax-Aware Fund, Inc., dated March 1, 2003, offering Class A shares, Class B shares, Class C shares and Class D shares (the Prospectus). This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectus in its entirety. It should be read in conjunction with the Prospectus, which you may obtain by writing or calling the Fund at the above address or telephone numbers.


The financial statements and notes included in the Fund's Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.

                                Table of Contents


         Fund History.............................................  2
         Description of the Fund and its Investments and Risks....  2
         Management of the Fund...................................  6
         Control Persons and Principal Holders of Securities......  11
         Investment Advisory and Other Services...................  12
         Brokerage Allocation and Other Practices.................  18
         Capital Stock and Other Securities ......................  19
         Purchase, Redemption, and Pricing of Shares..............  20
         Taxation of the Fund.....................................  25
         Underwriters.............................................  26
         Calculation of Performance Data .........................  27
         Financial Statements.....................................  29
         General Information......................................  29
         Appendix ................................................  30

EQTA1A5/01

                                  Fund History

The Fund was incorporated under the laws of the state of Maryland on February 5, 2001.

              Description of the Fund and Its Investments and Risks

Classification

The Fund is a diversified open-end management investment company, or mutual fund.

Investment Strategies and Risks

The following information regarding the Fund's investments and risks supplements the information contained in the Fund's Prospectus.

The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.

Lending of Portfolio Securities. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by the Fund will generally be short-term. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate a loan and regain the right to vote if that were considered important with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, the Fund is responsible for any loss that might result from its investment of the borrower's collateral.

Foreign Securities. The Fund may invest in commercial paper and certificates of deposit issued by foreign banks and may invest either directly or through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), or Global Depositary Receipts (GDRs) (collectively, "depositary receipts") in other securities of foreign issuers. For a discussion of the risks associated with investments in foreign securities, see "Risk Factors" in the Prospectus.

Depositary receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. ADRs, which are traded in dollars on U.S. exchanges or over-the-counter, are issued by domestic banks and evidence ownership of securities issued by foreign corporations. EDRs are typically traded in Europe. GDRs are typically traded in both Europe and the United States. Depositary receipts may be issued under sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a depositary receipt. In unsponsored programs, the issuers may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored depositary receipt programs are generally similar, the issuers of securities represented by unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, the import of such information may not be reflected in the market value of such receipts. The Fund may invest up to 10% of its total assets in foreign securities that it holds directly (which limitation may be changed without a shareholder vote), but this 10% limit does not apply to foreign securities held through depositary receipts which are traded in the United States or to commercial paper and certificates of deposit issued by foreign banks.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amounts of the Fund's assets to be invested within various countries is not known.

Derivatives. The Fund may invest in derivatives only for hedging or investment purposes. The Fund will not invest in derivatives for speculative purposes, i.e., where the derivative investment exposes the Fund to undue risk of loss.

A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity or other asset. The Fund will not invest in a specific type of derivative without prior approval from its Board of Directors, after consideration of, among other things, how the derivative instrument serves the Fund's investment objective, and the risk associated with the investment. The only types of derivatives in which the Fund is currently permitted to invest, as described more fully below, are forward foreign currency exchange contracts, put options and rights and warrants.

Foreign Currency Transactions. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. The Fund will generally enter into forward foreign currency exchange contracts to fix the US dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for, or, to hedge the US dollar value of securities it owns.

The Fund may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the US dollar. In this case the contract would approximate the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Under normal circumstances, the portfolio manager will limit forward currency contracts to not greater than 75% of the Fund's portfolio position in any one country as of the date the contract is entered into. This limitation will be measured at the point the hedging transaction is entered into by the Fund. Under extraordinary circumstances, the Fund may enter into forward currency contracts in excess of 75% of the Fund's portfolio position in any one country as of the date the contract is entered into. The precise matching of the forward contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market involvement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Fund may commit up to the entire value of its assets which are denominated in foreign currencies to the consummation of these contracts. J. & W. Seligman & Co. Incorporated (Seligman), the Fund's investment manager, will consider the effect a substantial commitment of the Fund's assets to forward contracts would have on the investment program of the Fund and its ability to purchase additional securities.

Except as set forth above and immediately below, the Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Fund, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in that currency provided the excess amount is "covered" by cash or liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, Seligman believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. However, the Fund may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If the Fund retains the portfolio security and engages in offsetting transactions, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Fund's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by Seligman. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Rights and Warrants. The Fund may invest in common stock rights and warrants believed by the investment manager to provide capital appreciation opportunities. Common stock rights and warrants may be purchased separately or may be received as part of a unit or attached to securities purchased.

Put Options. The Fund may purchase put options on portfolio securities in an attempt to provide a hedge against a decrease in the market price of an underlying security held by the Fund. The Fund will not purchase options for speculative purposes.

Purchasing a put option gives the Fund the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period. This hedge protection is provided during the life of the put option since the Fund, as holder of the put option, can sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in the underlying security by the premium paid for the put option and by the transaction costs.

Because a purchased put option gives the purchaser a right and not an obligation, the purchaser is not required to exercise the option. If the underlying position incurs a gain, the Fund would let the option expire resulting in a reduced profit on the underlying security equal to the cost of the put option premium and transaction costs.

When the Fund purchases an option, it is required to pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the premium and the commission paid may be greater than the amount of the brokerage commission charged if the security were to be purchased or sold directly. The cost of the put option is limited to the premium plus commission paid. The Fund's maximum financial exposure will be limited to these costs.

The Fund may purchase both listed and over-the-counter put options. The Fund will be exposed to the risk of counterparty nonperformance in the case of over-the-counter put options.

Put options on securities may not be available to the Fund on reasonable terms in many situations and the Fund may frequently choose not to purchase options even when they are available. The Fund's ability to engage in option transactions may be limited by tax considerations.

Repurchase Agreements. The Fund may enter into repurchase agreements with commercial banks and broker-dealers as a short-term cash management tool. A repurchase agreement is an agreement under which the Fund acquires a security, generally a US Government obligation, subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time the Fund holds the security and is unrelated to the interest rate on the security. The Fund's repurchase agreements will at all times be fully collateralized.

Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, a decline in value of the underlying securities and a loss of interest. Repurchase agreements are typically entered into for periods of one week or less. As a matter of fundamental policy, the Fund will not enter into repurchase agreements of more than one week's duration if more than 10% of its net assets would be so invested.


Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933, as amended (the 1933 Act)) and other securities that are not readily marketable. These may include restricted securities that can be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act, and the investment manager, acting pursuant to procedures approved by the Fund's Board of Directors may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitations on illiquid securities. Should this determination be made, the investment manager, acting pursuant to such procedures, will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in a Fund, if and to the extent that, qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.


Fundamental Policies

The Fund is subject to fundamental policies that place restrictions on certain types of investments. The Fund's policies cannot be changed except by vote of a majority of its outstanding voting securities. Under these policies, the Fund may not:

o Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940 (1940 Act), as amended and supplemented;

o Invest 25% or more of its total assets, taken at market value, in the securities of issuers in any particular industry, except securities issued or guaranteed by the US Government and its agencies and instrumentalities;

o     Make investments for the purpose of exercising control or management;

o Purchase or sell real estate, except that a Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

o Make loans, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities; and except that a Fund may lend cash to any other mutual fund (or series thereof) in the Seligman Group to the extent permitted by applicable law or regulation, or any order that may be obtained from the SEC relating to borrowing and lending among mutual funds in the Seligman Group;

o Issue senior securities or borrow money, except that a Fund may (i) borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) borrow up to an additional 5% of its total assets for temporary purposes (iii) obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) purchase securities on margin to the extent permitted by applicable law and (v) borrow cash from any other mutual fund (or series thereof) in the Seligman Group to the extent permitted by any order that may be obtained from the SEC relating to borrowing and lending among mutual funds in the Seligman Group. A Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;


o Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the 1933 Act in selling portfolio securities;


o Purchase or sell commodities or contracts on commodities, except to the extent a Fund may do so in accordance with applicable law and the Prospectus and this Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

The Fund may not change its investment objective without shareholder approval.

Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

The Fund also may not acquire any securities of a registered open-end investment company or a registered unit investment trust in reliance of subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act. This policy is not fundamental.

Temporary Defensive Position

In an attempt to respond to adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents including, but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. The Fund's investments in foreign cash equivalents will be limited to those that, in the opinion of the investment manager, equate generally to the standards established for US cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.

Portfolio Turnover


The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the fiscal year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. For the fiscal year ended October 31, 2002 and for the period from May 1, 2001 (commencement of operations) through the fiscal year ended October 31, 2001, the Fund's portfolio turnover rates were 158.15% and 50.09%, respectively..


                             Management of the Fund

Board of Directors

The Board of Directors provides broad supervision over the affairs of the Fund.

Management Information

Information with respect to Directors and officers of the Fund is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.

                                                                                                                  Number of
                             Term of                                                                              Portfolios
                           Office and                                                                              in Fund
                            Length of                                                                              Complex
 Name, (Age), Position(s)     Time           Principal Occupation(s) During Past 5 Years, Directorships          Overseen by
         With Fund           Served*                            and Other Information                              Director
         ---------           -------                            ---------------------                              --------
------------------------------------------------------------------------------------------------------------------------------
                                                      INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------
John R. Galvin (73)        2001 to Date      Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts              61
Director                                     University; Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Chairman Emeritus, American
                                             Council on Germany; National Defense University and the Institute
                                             for Defense Analyses.  Formerly, Director, USLIFE Corporation, life insurance; Governor of the Center for Creative Leadership; Director,
                                             Raytheon Co., defense and commercial electronics; and Trustee of the
                                             Institute for Defense Analyses.  From June 1987 to June 1992, he was
                                             the Supreme Allied Commander, Europe and the Commander-in-Chief,
                                             United States European Command.

                                                                                                                  Number of
                             Term of                                                                              Portfolios
                           Office and                                                                              in Fund
                            Length of                                                                              Complex
 Name, (Age), Position(s)     Time           Principal Occupation(s) During Past 5 Years, Directorships          Overseen by
         With Fund           Served*                            and Other Information                              Director
         ---------           -------                            ---------------------                              --------
Alice S. Ilchman (67)      2001 to Date     President Emeritus, Sarah Lawrence College; Director or Trustee of        61
Director                                    each of the investment companies of the Seligman Group of Funds**;
                                            Director, Jeannette K. Watson Summer Fellowship, summer internships for college students; Trustee, Save the Children, nonoprofit child-assistance organization, and the Committee for Economic
                                            Development; Governor, Court of Governors, London School of
                                            Economics; and Director, Public Broadcasting Service (PBS).
                                            Formerly, Chairman, The Rockefeller Foundation, charitable foundation; and Director, New York Telephone Company.

Frank A. McPherson (69)    2001 to Date     Retired Chairman of the Board and Chief Executive Officer of              61
Director                                    Kerr-McGee Corporation, diversified energy company; Director or
                                            Trustee of each of the investment companies of the Seligman Group of
                                            Funds**; Director, ConocoPhilips, integrated international oil corporation, Integris Health, owner of various hospitals, BOK
                                            Financial, bank holding company, Oklahoma Chapter of the Nature
                                            Conservancy, Oklahoma Medical Research Foundation, Boys and Girls
                                            Clubs of Oklahoma, Oklahoma City Public Schools Foundation and
                                            Oklahoma Foundation for Excellence in Education. Formerly,
                                            Director, Kimberly-Clark Corporation, consumer products.

John E. Merow (73)         2001 to Date     Retired Chairman and Senior Partner, Sullivan & Cromwell LLP, law         61
Director                                    firm; Director or Trustee of each of the investment companies of the
                                            Seligman Group of Funds**; Director, Commonwealth Industries, Inc.,
                                            manufacturer of aluminum sheet products; Director and Treasurer, the
                                            Foreign Policy Association; Director Emeritus, Municipal Art Society
                                            of New York; Trustee and Secretary, the U.S. Council for
                                            International Business; Trustee, New York-Presbyterian Hospital;
                                            Trustee and Vice Chairman, New York-Presbyterian Healthcare System,
                                            Inc.; and Member of the American Law Institute and Council on Foreign
                                            Relations.

Betsy S. Michel (60)       2001 to Date     Attorney; Director or Trustee of each of the investment companies of      61
Director                                    the Seligman Group of Funds**; Trustee, The Geraldine R. Dodge
                                            Foundation, charitable foundation, and World Learning, Inc., charitable foundation.  Formerly, Chairman of the Board of Trustees of St. George's School (Newport, RI).

Leroy C. Richie (61)       2001 to Date     Chairman and Chief Executive Officer, Q Standards Worldwide, Inc.,        60
Director                                    library of technical standards; Director or Trustee of each of the investment companies of the Seligman Group of Funds** (except
                                            Seligman Cash Management Fund, Inc.); Director, Kerr-McGee
                                            Corporation, diversified energy company, and Infinity, Inc., oil and gas services and exploration; Director and Chairman, Highland Park
                                            Michigan Economic Development Corp.  Formerly, Trustee, New York
                                            University Law Center Foundation; Vice Chairman, Detroit Medical
                                            Center and Detroit Economic Growth Corp.; and Chairman and Chief
                                            Executive Officer, Capital Coating Technologies, Inc., applied coating technologies; and Vice President and General Counsel,
                                            Automotive Legal Affairs, Chrysler Corporation.

James Q. Riordan (75)      2001 to Date     Director or Trustee of each of the investment companies of the            61
Director                                    Seligman Group of Funds**; Director or Trustee, The Houston
                                            Exploration Company, oil exploration, and the Committee for Economic
                                            Development.  Formerly, Vice Chairman, Mobil Corporation, petroleum and petrochemicals; Co-Chairman of the Policy Council of the Tax
                                            Foundation; Director and President, Bekaert Corporation, high-grade steel cord, wire and fencing products; and a Director or Trustee of
                                            Tesoro Petroleum Companies, Inc., Dow Jones & Company, Inc.,
                                            business and financial news, KeySpan Corporation, diversified energy and electric company, The Brooklyn Museum and the Public
                                            Broadcasting Service (PBS).

                                                                                                                   Number of
                             Term of                                                                               Portfolios
                           Office and                                                                               in Fund
                            Length of                                                                               Complex
 Name, (Age), Position(s)     Time           Principal Occupation(s) During Past 5 Years, Directorships           Overseen by
         With Fund           Served*                            and Other Information                               Director
         ---------           -------                            ---------------------                               --------
Robert L. Shafer (70)      2001 to Date     Retired Vice President, Pfizer Inc., pharmaceuticals; Director or         61
Director                                    Trustee of each of the investment companies of the Seligman Group of
                                            Funds**.  Formerly, Director, USLIFE Corporation, life insurance.

James N. Whitson (67)      2001 to Date     Retired Executive Vice President and Chief Operating Officer,             61
Director                                    Sammons Enterprises, Inc., a diversified holding company; Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Director, Sammons Enterprises, Inc.; and Director,
                                            C-SPAN, cable television networks, and CommScope, Inc.,
                                            manufacturer of coaxial cable. Formerly, Consultant, Sammons
                                            Enterprises, Inc.

-----------------------------------------------------------------------------------------------------------------------------
                                            INTERESTED DIRECTORS AND PRINCIPAL OFFICERS
-----------------------------------------------------------------------------------------------------------------------------
Paul C. Guidone*** (45)    2002 to Date     Managing Director and Chief Investment Officer, J. & W. Seligman &        60
Director                                    Co. Incorporated, Director or Trustee of each of the investment companies of the Seligman Group of Funds**, with the exception of
                                            Seligman Cash Management Fund, Inc.; Member of the Association of
                                            Investment Management and Research, the New York Society of Security
                                            Analysts and the London Society of Investment Professionals.
                                            Formerly Deputy Chairman and Group Chief Executive Officer of HSBC
                                            Asset Management and, prior to that, Managing Director and Chief
                                            Investment Officer of Prudential Diversified Investments.

William C. Morris*** (64)  2001 to Date     Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board      61
Director and Chairman                       and Director or Trustee of each of the investment companies of the
of the Board                                Seligman Group of Funds**; Chairman, Seligman Advisors, Inc.,
                                            Seligman Services, Inc., broker-dealer, and Carbo Ceramics Inc., manufacturer of ceramic proppants for oil and gas industry; and
                                            Director, Seligman Data Corp. and Kerr-McGee Corporation, a
                                            diversified energy company.  Formerly, Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino*** (50)        Pres. and      Director and President, J. & W. Seligman & Co. Incorporated;              61
Director, President and     Dir.: 2001      President, Chief Executive Officer and Director or Trustee of each
Chief Executive Officer       to Date       of the investment companies of the Seligman Group of Funds**;
                             CEO: Nov.      Director, Seligman Advisors, Inc. and Seligman Services, Inc.;
                           2002 to Date     Chairman, Seligman Data Corp.; Member of the Board of Governors of
                                            the Investment Company Institute; and Vice Chairman, ICI Mutual
                                            Insurance Company.

Ben-Ami Gradwohl (44)      2001 to Date     Managing Director, J. & W. Seligman & Co. since January 2000; Vice       N/A
Vice President and                          President and Co-Portfolio Manager of Seligman Common Stock Fund,
Co-Portfolio Manager                        Inc., Seligman Tax-Aware Fund and Tri-Continental Corporation; and
                                            Vice President of Seligman Portfolios and Co-Portfolio Manager of
                                            its Seligman Common Stock Portfolio and Seligman Income Portfolio.
                                            Formerly, Portfolio Manager, Nicholas-Applegate Capital Management
                                            from 1996 to 1999.  During his tenure there, he managed U.S.
                                            systematic large-cap portfolios, tax-efficient strategies, an aggressive U.S. equity offshore fund, a long-short hedge fund and international equity investments.

David Guy (44)             2001 to Date     Managing Director, J. & W. Seligman & Co. Incorporated since January     N/A
Vice President and                          2000; Vice President and Co-Portfolio Manager of Seligman Common
Co-Portfolio Manager                        Stock Fund, Inc. and Tri-Continental Corporation; and Vice President
                                            of Seligman Portfolios, Inc. and Co-Portfolio Manager of its Common
                                            Stock Portfolio.  Formerly, Portfolio Manager, Systematic Investment
                                            Group, Nicholas-Applegate Capital Management from 1997 to 1999.

Thomas G. Rose (45)        2001 to Date     Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated,     N/A
Vice President                              Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of
                                            each of the investment companies of the Seligman Group of Funds**
                                            and of Seligman Services, Inc. and Seligman International, Inc.
                                            Formerly, Treasurer of each of the investment companies of the
                                            Seligman Group of Funds and of Seligman Data Corp.

                                                                                                                   Number of
                             Term of                                                                               Portfolios
                           Office and                                                                               in Fund
                            Length of                                                                               Complex
 Name, (Age), Position(s)     Time           Principal Occupation(s) During Past 5 Years, Directorships           Overseen by
         With Fund           Served*                            and Other Information                               Director
         ---------           -------                            ---------------------                               --------
Lawrence P. Vogel (46)     2001 to Date     Senior Vice President and Treasurer, Investment Companies, J. & W.        N/A
Vice President and                          Seligman & Co. Incorporated; Vice President and Treasurer of each of
Treasurer                                   the investment companies of the Seligman Group of Funds** and of
                                            Seligman Data Corp.  Formerly, Senior Vice President, Finance, J. &
                                            W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman
                                            International, Inc. and Seligman Data Corp.; Vice President,
                                            Seligman Services, Inc.; and Treasurer, Seligman International, Inc.
                                            and Seligman Henderson Co.

Frank J. Nasta (38)        2001 to Date     Managing Director, General Counsel and Corporate Secretary, J. & W.       N/A
Secretary                                   Seligman & Co. Incorporated; Secretary, of each of the investment companies of the Seligman Group of Funds**; and Corporate Secretary,
                                            Seligman Advisors, Inc., Seligman Services, Inc., Seligman
                                            International, Inc. and Seligman Data Corp.  Formerly, Corporate
                                            Secretary, Seligman Henderson Co. and Senior Vice President, Law and
                                            Regulation, J. & W. Seligman & Co. Incorporated.


----------
* Each Director serves for an indefinite term, until the election and qualification of his successor or until his earlier death, resignation or removal. Each officer is elected annually by the Board.
** The Seligman Group of Funds consists of twenty-three registered investment companies.
*** Mr. Guidone, Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the 1940 Act, by virtue of their positions with
      J. & W. Seligman & Co. Incorporated and its affiliates.


Mr. Whitson is a director of a private company that indirectly controls a broker-dealer and has an option to acquire control of another broker-dealer in 2007. Both broker-dealers distribute the Fund's shares.


The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested" persons of the Fund as that term is defined in the 1940 Act. The duties of these Committees are described below.


Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met four times during the fiscal year ended October 31, 2002. Members of the Committee are Messrs. Riordan (Chairman), Galvin, McPherson, Merow, Richie, Shafer, and Whitson, and Dr. Ilchman and Ms. Michel.

Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter. The Committee met twice during the fiscal year ended October 31, 2002. Members of the Committee are Messrs. Whitson (Chairman), Galvin, Merow and Richie, and Ms. Michel.

Director Nominating Committee. This Committee selects and nominates persons for election as Directors by the Board. In addition, if a shareholder meeting is held where Directors are to be elected, the Committee will select and nominate persons for election as Directors at such shareholder meeting. The Committee will consider suggestions from shareholders submitted in writing to the Secretary of the Fund. The Committee met twice during the fiscal year ended October 31, 2002. Members of the Committee are Messrs. Shafer (Chairman), McPherson and Riordan, and Dr. Ilchman.


Beneficial Ownership of Shares


As of December 31, 2002, the Directors beneficially owned shares in the Fund and the Seligman Group of Funds as follows:

                                                         Aggregate Dollar Range of Shares
                    Dollar Range of Fund Shares Owned   Owned by Director in the Seligman
     Name                      By Director                        Group of Funds
     ----                      -----------                        --------------
-------------------------------------------------------------------------------------------
                         INDEPENDENT DIRECTORS
-------------------------------------------------------------------------------------------
John R. Galvin                 $1-$10,000                        $10,001-$50,000
Alice S. Ilchman               $1-$10,000                         Over $100,000
Frank A. McPherson             $1-$10,000                         Over $100,000
John E. Merow                  $1-$10,000                         Over $100,000
Betsy S. Michel                $1-$10,000                         Over $100,000
Leroy C. Richie                $1-$10,000                        $10,001-$50,000
James Q. Riordan               $1-$10,000                         Over $100,000
Robert L. Shafer               $1-$10,000                         Over $100,000
James N. Whitson               $1-$10,000                         Over $100,000

-------------------------------------------------------------------------------------------
                          INTERESTED DIRECTORS
-------------------------------------------------------------------------------------------
Paul C. Guidone                   NONE                        $50,001 - $100,000
William C. Morris              $1-$10,000                          Over $100,000
Brian T. Zino                  $1-$10,000                          Over $100,000


Compensation


                                                         Pension or          Total Compensation
                                      Aggregate       Retirement Benefits       from Fund and
            Name and                Compensation      Accrued as Part of      Fund Complex Paid
       Position with Fund           from Fund (1)       Fund Expenses        to Directors (1)(2)
       ------------------           -------------       -------------        -------------------
John R. Galvin, Director               $598.95              N/A                    $99,000
Alice S. Ilchman, Director              545.36              N/A                     93,000
Frank A. McPherson, Director            572.17              N/A                     96,000
John E. Merow, Director                 598.96              N/A                     99,000
Betsy S. Michel, Director               598.93              N/A                     99,000
James C. Pitney, Director(3)            307.04              N/A                     52,500
Leroy C. Richie, Director               784.64              N/A                     99,000
James Q. Riordan, Director              572.16              N/A                     96,000
Robert L. Shafer, Director              572.17              N/A                     93,000
James N. Whitson, Director              598.96(4)           N/A                     99,000(4)

----------
(1)   For the fiscal year ended October 31, 2002.


(2)   The Seligman Group of Funds consists of twenty-three investment companies.


(3)   Mr. Pitney retired from the Board of Directors effective May 16, 2002.

(4)   Deferred.

No compensation is paid by the Fund to Directors or officers of the Fund who are employees of Seligman.

The Fund has adopted a deferred compensation plan under which independent Directors may elect to defer receiving their fees. A director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by J. & W. Seligman & Co. Incorporated (Seligman), as designated by the director. The cost of such fees and earnings is included in directors' fees and expenses, and the accumulated balance thereof is included in other liabilities in the Fund's financial statements. The total amount of deferred compensation (including earnings) payable in respect of the Fund to Mr. Whitson as of October 31, 2002 was $696.

Mr. Merow no longer defers current compensation and has not accrued any deferred compensation in respect of the Fund.


The Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge its obligations in connection with the Fund's deferred compensation plan.


Class A shares of the Fund may be issued without a sales charge to present and former directors or trustees (and their family members) of the Fund.

Code of Ethics

Seligman, Seligman Advisors, Inc. (Seligman Advisors), their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively Employees) are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another's intention, to purchase or sell the security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering unless an exemption has been obtained from Seligman's Director of Compliance.


The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.

Employees are required, except under very limited circumstances, to engage in personal securities transactions through Seligman's order desk or through an authorized dealer or investment advisor designated by Seligman. All Employee personal securities transactions must be pre-cleared by Seligman's compliance department. The compliance department and the order desk maintain a list of securities that may not be purchased due to a possible conflict with clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

A copy of the Code of Ethics is on public file with, and is available upon request from, the Securities and Exchange Commission (SEC). You can access it through the SEC's Internet site, www.sec.gov.


               Control Persons and Principal Holders of Securities

Control Persons


As of February 3, 2003, there was no person or persons who controlled the Fund, either through a significant ownership of shares or any other means of control.


Principal Holders


As of February 3, 2003, the following principal holders owned 5% or more of the outstanding shares of capital stock of a Class of the Fund:

                                                                                      Percentage
                                                                                       of Total
                               Name and Address                         Class         Shares Held
                               ----------------                         -----         -----------
              AG Edwards & Sons Inc FBO Eileen Stern, One North           A              8.04%
              Jefferson, St. Louis, MO 63103-2287

              Bruce and Linda Hale JTTEN, 3249 S. Marshall St,            A              7.64%
              Denver, CO 80227

              RBC Dain Raucher CFBO Alexander Romashko IRA, W.            A              7.42%
              129 S. 5204 Ridgefield Rd., Waukesha, WI 53188

              MLPF&S, FBO Customers, Attn. Fund Admin., 4800              A              5.60%
              Deer Lake Drive East, Jacksonville, FL  32246

                                                                                      Percentage
                                                                                       of Total
                               Name and Address                         Class         Shares Held
                               ----------------                         -----         -----------
              Seligman Advisors, Inc., 100 Park Avenue, New Yok,          A                5.27%
              NY 10017

              MLPF&S, FBO Customers, Attn. Fund Admin., 4800              B               22.77%
              Deer Lake Drive East, Jacksonville, FL  32246

              RBC Dain Raucher FBO Arthur Cannata,465 Park                B                8.72%
              Avenue, New York, NY 10022

              Prudential Securities Inc. FBO Alan and Mary                C                6.86%
              Neithardt and Alisande Molgano and Danielle
              Neithardt JTTEN, Massapequa, NY  11758

              Wexford Clearing Services Corp FBO Heffernan                C                6.16%
              Trust, Ross, CA 94957-1742

              MLPF&S, FBO Customers, Attn. Fund Admin., 4800              D               34.41%
              Deer Lake Drive East, Jacksonville, FL  32246

              Jean Stevens, 24 Chatam Drive, Trumbull, CT  06611          D                7.79%

              AG Edwards & Sons, FBO Kenneth Christiansen IRA,            D                5.49%
              552 Mohave Circle, Shelton, CT  06484


Management Ownership


As of February 3, 2003, Directors and officers of the Fund as a group owned 4.79% of the Fund's then outstanding Class A shares of capital stock. As of the same period, Directors and officers of the Fund did not own any Class B shares, Class C shares or Class D shares of the then outstanding shares of capital stock of the Fund.


                     Investment Advisory and Other Services

Investment Manager


Subject to the control of the Fund's Board of Directors, Seligman manages the investment of the assets of the Fund and administers its business and other affairs pursuant to a management agreement approved by the Board of Directors and the initial stockholders of the Fund (Management Agreement). Seligman also serves as investment manager to twenty-two other US registered investment companies which, together with the Fund, make up the "Seligman Group of Funds". There are no other management-related service contracts under which services are provided to the Fund. No person or persons, other than the directors, officers or employees of Seligman and the Fund, regularly advise the Fund with respect to its investments.

Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman of Seligman and Chairman of the Board of Directors and Chairman of the Fund, owns a majority of the outstanding voting securities of Seligman and is a controlling person of Seligman. See the Appendix to this SAI for information regarding the history of Seligman.


All of the officers of the Fund listed above are officers or employees of Seligman. Their affiliations with the Fund and with Seligman are provided under their principal business occupations.


In consideration of the services provided by Seligman, the Fund will pay Seligman promptly after the end of each month a fee, calculated on each day during such month, by multiplying the Applicable Fee Rate (as determined below) by the Fund's net assets at the close of business on the previous day and dividing the amount so determined by the number of days in the fiscal year. The Applicable Fee Rate is: (i) for the period from the commencement of the Fund's operations through the last day of the calendar month that includes the one-year anniversary of the commencement date, an annual rate of 1.00%; and (ii) thereafter, an annual rate equal to 1.00%, increased or decreased once each month as of the first day of the month (the "Monthly Performance Adjustment"). The

"Monthly Performance Adjustment" for each month is a percentage rate determined by: (a) taking the difference of (x) the cumulative percentage After-Tax Investment Performance (as defined below) of the Fund's Class A shares (excluding sales charges but including dividends and other distributions and net of all expenses, including the fees payable pursuant to the Management Agreement) over the preceding 12 calendar months (the "Measurement Period"), and
(y) the cumulative percentage change in the Russell 1000 Growth Index over the same period (including the value of dividends paid during the period on stocks included in the Index); and (b) multiplying the result by 0.10 and rounding the result to the nearest 0.01%, provided, however, that the maximum Monthly Performance Adjustment will not exceed +0.50% or -0.50%. The "After-Tax Investment Performance" of the Fund for each Measurement Period shall be calculated in accordance with the formula set forth in Item 21(b)(2) of SEC Form N-1A, or any successor provision thereto providing for the calculation of average annual total returns after taxes on distributions (but not taxes on redemptions of shares). If Seligman serves as manager of the Fund for less than the whole of any month, the fee described above is prorated. A table illustrating how the Applicable Fee Rate will vary depending upon the investment performance of the Fund relative to the Index is contained in the Prospectus. The Applicable Fee Rate that may be payable by the Fund as a result of the Monthly Performance Adjustment may be higher than the fees paid by most other mutual funds with investment objectives similar to the investment objectives of the Fund. For the fiscal year ended October 31, 2002, the Fund paid Seligman $68,255, which is equal to an annual rate of 0.92% of the Fund's average daily net assets. For the period from May 1, 2001 (commencement of operations) through October 31, 2001, the Fund paid Seligman $22,592, which is equal to an annual rate of 1.00% of the Fund's average daily net assets.


As discussed above, the investment performance of the Fund will be tax adjusted for purposes of calculating the fee payable to Seligman. In calculating the investment performance of the Fund, it will be assumed that all distributions (i.e., dividends and capital gains) are subject to the maximum applicable federal taxes in effect at the time the distribution is paid (currently 39.1% for income and short-term capital gains and 20% for long-term capital gains). The applicable tax rate is applied to all taxable distributions made by the Fund. The amount of a distribution remaining after the deduction of taxes is then assumed to be re-invested in the Fund. The calculation will not take into account any taxes that would be due upon the sale of Fund's shares and will not take into account any state or local taxes.

The Fund pays all of its expenses other than those assumed by Seligman, including administration, shareholder services and distribution fees, fees and expenses of independent attorneys and independent auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under Federal and State securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Directors of the Fund not employed by or serving as a Director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses.

The Management Agreement provides that Seligman will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Agreement.

The Management Agreement was approved by the Board of Directors at a Meeting held on March 15, 2001 and by the sole shareholder on March 21, 2001. The Management Agreement will continue in effect until December 31, 2002, and thereafter from year to year, if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified the Fund at least 60 days prior to December 31 of any year that it does not desire such continuance. The Management Agreement may be terminated by the Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.


At the November 21, 2002 Board of Directors meeting, the Board unanimously approved the continuance of the Management Agreement. In preparation for these meetings, the Board requested and reviewed a wide variety of materials from Seligman, including extensive performance and expense information for other investment companies compiled by third parties, and the Independent Directors conferred with their counsel at the meeting prior to voting.

In their determinations with respect to continuance of the Management Agreement, the Board considered many factors, including, but not limited to: (1) the investment results achieved by Seligman for the Fund (including investment performance comparisons with other comparable investment companies and certain indices); (2) the nature and quality of the administrative services rendered by Seligman; (3) the payments received by Seligman and its affiliates from all sources involving both the Fund and the other investment companies in the Seligman Group of Funds; (4) the costs borne by, and profitability of, Seligman and its affiliates in providing service of all types to the Fund and to the other investment companies in the Seligman Group and a comparison of the overall profitability of Seligman to the profitability of certain other investment advisers; (5) information concerning the Fund's expense ratio and competitive industry fee structures and expense ratios, including, specifically, the relationship of the Fund's management fee rates to those typically paid by similar funds; (6) Seligman's policies and practices regarding allocation of portfolio transactions, including the use of brokers or dealers that provided research and other services to Seligman and the benefits derived from such services to the Fund and to Seligman; (7) portfolio turnover for the Fund and other comparable investment companies; (8) Seligman's willingness to consider and, when desirable, implement organizational and operational changes designed to improve investment results; and (9) the fall-out benefits which Seligman and its affiliates receive from Seligman's relationship to the Fund. In its deliberations, the Board did not identify any particular information that was all-important or controlling. Rather, the Board evaluated all information available to it and determined that the compensation paid to Seligman under the Management Agreement was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board (and each Director) considered relevant in the exercise of its (or such Director's) reasonable judgment.

Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.

Portfolio Performance. The Board of Directors considered the performance of the Fund as compared to the performance of other comparable mutual funds and as compared to appropriate securities indices. Directors also considered the nature and quality of the investment advice rendered by Seligman. In addition to the information received by the Directors in connection with the November 21, 2002 Board of Directors meeting, the Board receives detailed information related to performance of the Fund at each Board meeting during the year.

Expenses of the Fund. The Board also considered the management fee rate paid by the Fund to Seligman and the other expenses of the Fund, in comparison to both the quality of services provided and the fees and expenses of funds with similar characteristics.

Costs of Providing Service and Profitability. The Directors reviewed information concerning profitability of Seligman's investment advisory and investment company activities and its financial condition based on results for 2001 and 2002 (through September 30) and estimates for full-year 2002. The information considered by the Board of Directors included operating profit margin information for Seligman's investment company business alone (i.e., excluding results of its affiliates) and on a consolidated basis. The Board of Directors also reviewed profitability data and estimated profitability data for each of the investment companies of the Seligman Group of Funds on a fund-by-fund basis. The Board of Directors reviewed certain assumptions and methods of allocation used by Seligman in preparing fund-specific profitability data. While Seligman believes that the methods of allocation used were reasonable, there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as Seligman's where each of the advisory products draws on, and benefits from, the pooled research of the organization.

Fall-Out Benefits. The Directors considered the services provided to the Fund and its shareholders by Seligman Services, Inc. (Seligman Services), an affiliate of Seligman, and the 12b-1 fees the Fund pays to Seligman Services in respect of shares of the Fund held in accounts for which there would not otherwise be a broker of record.


Principal Underwriter

Seligman Advisors, Inc., an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of the Fund and of each of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Fund. Those individuals identified above under "Management Information" as directors or officers of both the Fund and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreement, dated March 15, 2001, subject to the control of the Board of Directors, Seligman manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies, and administers its business and other affairs. Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of directors of the Fund who are employees or consultants of Seligman and of the officers and employees of the Fund. Seligman also provides senior management for Seligman Data Corp., the Fund's shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to the Fund.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise the Fund with respect to its investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of the Fund, as set forth below:

Class A shares:

                                                                           Regular Dealer
                                 Sales Charge        Sales Charge           Reallowance
                                   as a % of         As a % of Net           as a % of
Amount of Purchase             Offering Price(1)    Amount Invested       Offering Price
------------------             -----------------    ---------------       --------------
Less than  $50,000                  4.75%                4.99%                  4.25%
$50,000  -  $99,999                 4.00                 4.17                   3.50
$100,000  -  $249,999               3.50                 3.63                   3.00
$250,000  -  $499,999               2.50                 2.56                   2.25
$500,000  -  $999,999               2.00                 2.04                   1.75
$1,000,000 and over                   0                    0                      0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Class C shares:

                                                                            Regular Dealer
                                  Sales Charge          Sales Charge         Reallowance
                                    as a % of          As a % of Net         as a % of
Amount of Purchase              Offering Price(1)     Amount Invested      Offering Price
------------------              -----------------     ---------------      --------------
Less than  $100,000                   1.00%                 1.01%                1.00%
$100,000  -  $249,999                 0.50                  0.50                 0.50
$250,000  -  $1,000,000                 0                     0                    0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.


Seligman Services, an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For the fiscal year ended October 31, 2002 and for the period from May 1, 2001 (commencement of operations) through October 31, 2001, Seligman Services did not receive any commissions for sale of Fund shares.


Rule 12b-1 Plan

The Fund has adopted an Administration, Shareholder Services and Distribution Plan (12b-1 Plan) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, the Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund's Class A, Class B, Class C and Class D shares. Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (Service

Organizations) for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from the Fund. Payments made by the Fund under the 12b-1 Plan are intended to be used to encourage sales of the Fund, as well as to discourage redemptions.

Fees paid by the Fund under the 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of the Fund are allocated between the classes in accordance with a methodology approved by the Fund's Board of Directors. The Fund may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board.

Class A


Under the 12b-1 Plan, the Fund, with respect to Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Directors of the Fund. The Fund is not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expense incurred in one fiscal year by Seligman Advisors with respect to Class A shares of the Fund may be paid from Class A 12b-1 fees received from the Fund in any other fiscal year. If the Fund's 12b-1 Plan is terminated in respect of Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class A shares. The total amount paid by the Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended October 31, 2002, was $3,031, equivalent to 0.25% per annum of the Class A shares' average daily net assets.


Class B


Under the 12b-1 Plan, the Fund, with respect to Class B shares, is authorized to pay monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class B shares. This fee is comprised of (1) a distribution fee equal to 0.75% per annum, substantially all of which is paid directly to one or more third parties, have purchased Seligman Advisor's rights to this fee (the Purchasers) to compensate them for having funded, at the time of sale of Class B shares (i) a 4% sales commission to Service Organizations and (ii) a payment of up to 0.35% of sales to Seligman Advisors to help defray its costs of distributing Class B shares; and (2) a service fee of up to 0.25% per annum which is paid to Seligman Advisors. A small portion of the distribution fee is paid to Seligman Advisors in connection to the sales of Class B shares for which no commissions are paid. The service fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The amounts expended by Seligman Advisors or the Purchasers in any one year upon the initial purchase of Class B shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred in respect of Class B shares in one fiscal year to be paid from Class B 12b-1 fees received from the Fund in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above. Seligman Advisors and the Purchasers are not reimbursed for expenses which exceed such fees. If the Fund's 12b-1 Plan is terminated in respect of Class B shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors or the Purchasers with respect to Class B shares. The total amount paid by the Fund to Seligman Advisors in respect of Class B shares for the fiscal year ended October 31, 2002, was $17,249, equivalent to 1% per annum of the Class B shares' average daily net assets.

Class C


Under the 12b-1 Plan, the Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class C shares for the fiscal year ended October 31, 2002, was $32,346, equivalent to 1% per annum of the Class C shares' average daily net assets.


The amounts expended by Seligman Advisors in any one year with respect to Class C shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class C shares in one fiscal year to be paid from Class C 12b-1 fees in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.


As of September 30, 2002, (the most recent date such information was available) Seligman Advisors incurred $135,322 of expenses in respect of the Fund's Class C shares that were not reimbursed from the amount received from the Fund's 12b-1 Plan. This amount is equal to 5.62% of the net assets of Class C shares at September 30, 2002.


If the 12b-1 Plan is terminated in respect of Class C shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class C shares.

Class D


Under the 12b-1 Plan, the Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class D shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to
(1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class D shares for the fiscal year ended October 31, 2002, was $12,759, equivalent to 1% per annum of the Class D shares' average daily net assets.


The amounts expended by Seligman Advisors in any one year with respect to Class D shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one fiscal year to be paid from Class D 12b-1 fees in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2002, (the most recent date such information was available) Seligman Advisors incurred $34,776 of expenses in respect of the Fund's Class D shares that were not reimbursed from the Fund's 12b-1 Plan. This amount is equal to 4.61% of the net assets of Class D shares at September 30, 2002.


If the 12b-1 Plan is terminated in respect of Class D shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class D shares.


Payments made by the Fund under the 12b-1 Plan for the fiscal year ended October 31, 2002, were spent on the following activities in the following amounts:


                                   Class A      Class B*    Class C     Class D
                                   -------      --------    -------     -------

  Compensation to underwriters      $-0-        $ -0-      $27,246      $2,807

  Compensation to broker/dealers    3,031        4,312      5,100       9,952

  Other*                             -0-         12,937      -0-          -0-


* Payment is made to the Purchasers to compensate them for having funded, at the time of sale, payments to broker/dealers and underwriters.

The 12b-1 Plan was approved on March 15, 2001 by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (Qualified Directors) and was approved by the sole shareholder of the Fund on March 21, 2001. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors of the Fund and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable to Service Organizations with respect to a class without the approval of a majority of the outstanding voting securities of the class. If the amount payable in respect of Class A shares under the 12b-1 Plan is proposed to be increased materially, the Fund will either (1) permit holders of Class B shares to vote as a separate class on the proposed increase or (2) establish a new class of shares subject to the same payment under the 12b-1 Plan as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the 12b-1 Plan may be made except by vote of a majority of both the Directors and the Qualified Directors.

The 12b-1 Plan requires that the Treasurer of the Fund shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Fund be made by such disinterested Directors. The 12b-1 Plan will be reviewed by the Directors annually.


Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor and receives compensation pursuant to the Fund's 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the fiscal year ended October 31, 2002 and for the period from May 1, 2001 (commencement of operations) through October 31, 2001, Seligman Services received distribution and service fees pursuant to the Fund's 12b-1 Plan in the amount of $527 and $137, respectively.

Other Service Providers

Seligman Data Corp., which is owned by certain other investment companies in the Seligman Group, is the shareholder servicing agent and dividend paying agent for the Fund. SDC charges the Fund at cost for its services. Certain officers and directors of the Fund are also officers and directors of SDC.


                    Brokerage Allocation and Other Practices

Brokerage Transactions

Seligman will seek the most favorable price and execution in the purchase and sale of portfolio securities of the Fund. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by

Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

In over-the-counter markets, the Fund deals with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.


For the fiscal year ended October 31, 2002 and for the period from May 1, 2001 (commencement of operations) through October 31, 2001, the Fund paid total brokerage commissions to others for execution, research and statistical services in the amounts of $23,240 and $6,500, respectively.


Commissions


For the fiscal year ended October 31, 2002, the Fund did not execute any portfolio transactions with, and therefore, did not pay any commissions to, any broker affiliated with either the Fund, Seligman or Seligman Advisors.


Brokerage Selection

Consistent with seeking the most favorable price and execution when buying or selling portfolio securities, Seligman may give consideration to the research, statistical, and other services furnished by brokers or dealers to Seligman for its use, as well as the general attitude toward and support of investment companies demonstrated by such brokers or dealers. Such services include supplemental investment research, analysis, and reports concerning issuers, industries, and securities deemed by Seligman to be beneficial to the Fund. In addition, Seligman is authorized to place orders with brokers who provide supplemental investment and market research and security and economic analysis although the use of such brokers may result in a higher brokerage charge to the Fund than the use of brokers selected solely on the basis of seeking the most favorable price and execution and although such research and analysis may be useful to Seligman in connection with its services to clients other than the Fund.

Directed Brokerage


During the fiscal year ended October 31, 2002, neither the Fund nor Seligman, through an agreement or understanding with a broker, or otherwise through an internal allocation procedure, directed any of the Fund's brokerage transactions to a broker because of research services provided.


Regular Broker-Dealers


During the fiscal year ended October 31, 2002, the Fund did not acquire securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.


                       Capital Stock and Other Securities

Capital Stock

Shares of capital stock of the Fund have a par value of $.001 and are divided into four classes, designated Class A common stock, Class B common stock, Class C common stock, and Class D common stock. Each share of the Fund's Class A, Class B, Class C and Class D common stock is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Fund has adopted a Plan (Multiclass
Plan) pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

The Fund has no authorized securities other than common stock.

                   Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Employee and Family Member Sales Charge Reductions. Class A shares of the Fund may be issued without a sales charge to present and former directors, trustees, officers, employees (and their family members) of the Fund, the other investment companies in the Seligman Group, and Seligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Fund. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public.

Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:

Volume Discounts are provided if the total amount being invested in Class A shares of the Fund alone, or in any combination with Class A shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectus.

The Right of Accumulation allows an investor to combine the amount being invested in Class A shares of the Fund and Class A shares of the other Seligman mutual funds sold with an initial sales charge with the total net asset value of Class A shares of those mutual funds already owned that were sold with an initial sales charge and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase to determine reduced sales charges in accordance with the schedule in the Prospectus. The value of the Class A shares owned, including the value of Class A shares of Seligman Cash Management Fund acquired in an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase, will be taken into account in orders placed through an authorized dealer or financial advisor or directly with Seligman Advisors; however, this applies only if Seligman Advisors is notified by an investor or authorized dealer or financial advisor of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.

A Letter of Intent allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of Class A shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent.

Persons Entitled to Reductions. Reductions in initial sales charges apply to purchases of Class A shares by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

      1. Employees must authorize the employer, if requested by the Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund Prospectus, reports, and other shareholder communications.

      2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

      3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However, Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees.

Sales to eligible employee benefit plans must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Fund's shareholder service agent. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3) to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with Seligman Advisors;

(4)   to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6) to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside Directors or to a "fund of funds" in the Seligman Group;

(9)   to certain "eligible employee benefit plans" as discussed above;

(10) to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and

(11) in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge in accordance with the sales charge schedule in the Fund's Prospectus, or pursuant to a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class B

Class B shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class B shares are subject to a CDSC if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Years Since Purchase                                         CDSC
--------------------                                         ----
Less than 1 year ..........................................   5%
1 year or more but less than 2 years ......................   4%
2 years or more but less than 3 years .....................   3%
3 years or more but less than 4 years .....................   3%
4 years or more but less than 5 years .....................   2%
5 years or more but less than 6 years .....................   1%
6 years or more ...........................................   0%

Approximately eight years after purchase, Class B shares will convert automatically to Class A shares. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

Conversion occurs at the end of the month which precedes the eighth anniversary of the purchase date. If Class B shares of the Fund are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired by exchange will be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the Class B shares of the Seligman mutual fund from which the exchange has been made.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. Purchases of Class C shares by a "single person" may be eligible for the reductions in initial sales charges described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class D shares do not automatically convert to Class A shares after eight years.

Systematic Withdrawals. Class B, Class C and Class D shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of the Fund may use the Systematic Withdrawal Plan to withdraw up to 12%, 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class B, Class C and Class D shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)   in connection with (1) distributions from retirement plans qualified under
      Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under
      Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Directors of the Fund;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)   in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program; and

(7) on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, trustee fees, wire fees or courier fees) not to exceed $25.00 per occurrence.

If, with respect to a redemption of any Class A, Class B, Class C, or Class D shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Fund Reorganizations

Class A shares and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Payment in Securities. In addition to cash, the Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Fund does not presently intend to accept securities in payment for Fund shares. Generally, the Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Fund will not accept restricted securities in payment for shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities of the Fund.

Offering Price

When you buy or sell fund shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class B, Class C, and Class D shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares.

Portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked price, except in the case of open short positions where the asked price is available. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in accordance with procedures approved by the Board of Directors. Short-term obligations with less than 60 days remaining to maturity are generally valued at amortized cost. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value. Expenses and fees, including the investment management fee, are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.

Generally, trading in foreign securities, as well as US Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the shares of the Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE.

For purposes of determining the net asset value per share of the Fund, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars at the mean between the bid and offer prices of such currencies against US dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

Specimen Price Make-Up


Under the current distribution arrangements between the Series and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%(1), respectively, and Class B and Class D shares are sold at NAV(2). Using each Class's NAV at October 31, 2002, the maximum offering price of the Fund's shares is as follows:



Class A


     Net asset value and offering price per share.......................  $4.44
     Maximum sales charge (4.75% of offering price).....................   0.22
                                                                           ----
     Offering price to public...........................................  $4.66
                                                                          =====


Class B


     Net asset value and offering price per share(2)....................  $4.39
                                                                          =====


Class C

     Net asset value and offering price per share.......................  $4.39
     Maximum sales charge (1.00% of offering price(1))..................   0.04
                                                                           ----
     Offering price to public...........................................  $4.43
                                                                          =====


Class I

     Net asset value and offering price per share ......................  $4.39
                                                                          =====


----------
(1) In addition to the 1.00% front-end sales charge, Class C shares are subject to a 1% CDSC if you redeem your shares within eighteen months of purchase.

(2) Class B shares are subject to a CDSC declining from 5% in the first year after purchase to 0% after six years. Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by the Fund of its shares impracticable or it is not reasonably practicable for the Fund to fairly determine its net assets; or (iii) such other periods as ordered by the SEC for the protection of the Fund's shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

                              Taxation of the Fund

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its net investment income and net short-term capital gains are distributed to shareholders each year.

Dividends from net investment income and distributions from net short-term capital gains are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent designated as derived from the Fund's dividend income that would be eligible for the dividends received deduction if the Fund were not a regulated investment company, they are eligible, subject to certain restrictions, for the 70% dividends received deduction for corporations.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received. Individual shareholders generally will be subject to federal tax on distributions of net capital gains at a maximum rate of 20% if designated as derived from the Fund's capital gains from property held for more than one year.


At October 31, 2002, the Fund had a net capital loss carryforward for federal income tax purposes of $2,351,473 which is available for offset against future taxable net capital gains, expiring in varying amounts through 2010. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.


Any gain or loss realized upon a sale or redemption of shares in the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 20% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of the Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of the Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Options offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Options.

The Fund will generally be subject to an excise tax of 4% on the amount of any income or capital gains, above certain permitted levels, distributed to shareholder on a basis such that such income or gain is not taxable to shareholders in the calendar year in which it was earned by the Fund. Furthermore, dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year. Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the fund is required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee of up to $50 that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Fund also reserves the right to close any account which does not have a certified taxpayer identification number.

                                  Underwriters

Distribution of Securities

The Fund and Seligman Advisors are parties to a Distribution Agreement, dated March 15, 2001 under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Fund. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Fund's capital stock, Seligman Advisors allows reallowances to all dealers on sales of Class A shares and Class C shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.


Total initial sales charges paid by shareholders of Class A shares and Class C shares of the Fund for the fiscal year ended October 31, 2002 and for the period from May 1, 2001 (commencement of operations) through October 31, 2001, are shown below. Also shown below are the amounts of the Class A and Class C sales charges retained by Seligman Advisors for the same period.

                    Total Sales Charges Paid     Amount of Class A and Class C
   Fiscal Year/    by Shareholders on Class A      Sales Charges Retained by
   Period Ended        and Class C Shares              Seligman Advisors
   ------------        ------------------              -----------------
       2002                  $18,612                         $  567
       2001                   57,801                          3,603


Compensation


Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Fund, received the following commissions and other compensation from the Fund for the fiscal year ended October 31, 2002:

              Net Underwriting                 Compensation on
               Discounts and                   Redemptions and
                Commissions                      Repurchases
        (Class A and Class C Sales     (CDSC on Class A, Class C and       Brokerage             Other
             Charges Retained)            Class D Shares Retained)        Commissions     Compensation(1)(2)
             -----------------            ------------------------        -----------     ------------------
                  $567                            $7,510                    $  -0-               $56

(1) Seligman Advisors has sold its rights to collect the distribution fees paid by the Fund in respect of Class B shares and any CDSC imposed on redemptions of Class B shares to the Purchasers in connection with an arrangement discussed above under "Rule 12b-1 Plan." In connection with this arrangement, Seligman Advisors receives payments from the Purchasers based on the value of Class B shares sold. Such payments received for the fiscal year ended October 31, 2002, are reflected in the table.
(2) During the fiscal year ended October 31, 2002, Seligman Advisors received certain additional compensation pursuant to the Fund's Rule 12b-1 Plan. These amounts and the arrangements pursuant to which such compensation is paid are detailed above under the discussion "Rule 12b-1 Plan."


Other Payments

Seligman Advisors shall pay authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more (NAV sales), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; ..50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another

Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and .25% of sales from $5 million and above. The fees in the two preceding paragraphs are not duplicative, e.g., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan.

Seligman Advisors may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of Seligman mutual funds. Seligman Advisors may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman mutual funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ registered representatives who have sold or may sell a significant amount of shares of the Fund and/or certain other mutual funds managed by Seligman during a specified period of time. Such bonus or other incentive will be made in the form of cash or, if permitted, may take the form of non-cash payments. The non-cash payments will include (i) business seminars at Seligman's headquarters or other locations, (ii) travel expenses, including meals, entertainment and lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States, or (iii) the receipt of certain merchandise. The cash payments may include payment of various business expenses of the dealer. The cost to Seligman Advisors of such promotional activities and payments shall be consistent with the rules of the National Association of Securities Dealers, Inc., as then in effect.

                         Calculation of Performance Data

The Fund may quote performance data in various ways. All performance information supplied by the Fund in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions and may or may not include the effect of a Class's initial maximum sales charge and/or contingent deferred sales charge (CDSC), as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Historical Investment Results


----------------------------------------------------------------------------------------------------
                                    AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------------------------
                                                     One- Year Period Ended        Since Inception
                                                           10/31/02                  5/01/01
----------------------------------------------------------------------------------------------------
Class A
----------------------------------------------------------------------------------------------------
      Return before taxes(1)                                (26.49)%                   (29.47)%
----------------------------------------------------------------------------------------------------
      Return after taxes on distributions(2)                (26.49)                    (29.47)
----------------------------------------------------------------------------------------------------
      Return after taxes on distributions and sale
      of Fund shares(3)                                     (16.27)                    (23.14)
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Class B
----------------------------------------------------------------------------------------------------
      Return before taxes(1)                                (27.34)                    (29.61)
----------------------------------------------------------------------------------------------------
      Return after taxes on distributions(2)                (27.34)                    (29.61)
----------------------------------------------------------------------------------------------------
      Return after taxes on distributions and sale
      of Fund shares(3)                                     (16.79)                    (23.25)
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Class C
----------------------------------------------------------------------------------------------------
      Return before taxes(1)                                (25.07)                    (28.62)
----------------------------------------------------------------------------------------------------
      Return after taxes on distributions(2)                (25.07)                    (28.62)
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
      Return after taxes on distributions and sale
      of Fund shares(3)                                     (15.39)                    (22.48)
----------------------------------------------------------------------------------------------------

Class D
----------------------------------------------------------------------------------------------------
      Return before taxes(1)                                (24.28)                    (27.67)
----------------------------------------------------------------------------------------------------
      Return after taxes on distributions(2)                (24.28)                    (27.67)
----------------------------------------------------------------------------------------------------
      Return after taxes on distributions and sale
      of Fund shares(3)                                     (14.91)                    (21.76)
----------------------------------------------------------------------------------------------------

(1) The average annual total returns before taxes for each Class of shares of the Fund were calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum sales charge for Class A and Class C shares; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was invested in additional shares at net asset value. It was then assumed that at the end of the period, the entire amount was redeemed, subtracting the applicable CDSC's for Class B, Class C and Class D shares. The average annual total return was then calculated by calculating the annual rate required for the initial investment to grow to the amount that would have been received upon such redemption (i.e., average annual compound rate of return).
(2) The average annual total returns after taxes on distributions are calculated as in (1) above except that it also assumes that dividends and distributions paid by the Fund are taxed at the highest applicable individual federal income tax rate in effect on the dividend and distribution reinvestment date. Dividends from net investment income and distributions from short-term capital gains are treated as ordinary income. The tax due on any dividend or distribution is considered paid on the dividend or distribution date and, therefore, reduces the amount invested in additional shares and the resulting total value at the end of the period.
(3) The average annual total returns after taxes on distributions and sale of Fund shares are calculated as in (2) above except that it also assumes the complete sale of Fund shares at the end of the period. The calculation tracks the holding periods of the initial investment and all reinvested dividends and distributions and applies the tax rate applicable to ordinary income (or short-term capital gains or losses) or to long-term capital gains or losses in effect at the end of the period, thereby reducing the total value (or increasing the total value when there is a tax benefit from capital losses) at the end of the period.

Cumulative total returns before taxes for each Class of shares of the Fund is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum sales charge for Class A and Class C shares; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was reinvested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class B, Class C and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

The cumulative total returns before taxes for the Fund's Class A shares, Class B shares, Class C shares and Class D shares for the period from May 1, 2001 (inception date) through October 31, 2002 were (40.80)%, (40.97)%, (39.72)% and
(38.52)%. Thus, a $1,000 investment in Class A shares, Class B shares, Class C shares and Class D shares made on May 1, 2001 had a value of $592, $590, $609 and $615, respectively, on October 31, 2002.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Other Information

From time to time, reference may be made in advertisements, sales literature or other promotional material (collectively, Promotional Material) to performance information, including mutual fund rankings prepared by independent reporting services which monitor the performance of mutual funds, including but not limited to Lipper Analytical Services, Inc. and Morningstar, Inc. In calculating the total return of the Fund's Class A, Class B, Class C, and Class D shares, the Lipper analysis assumes investment of all dividends and distributions paid, but does not take into account applicable sales charges. Morningstar's rankings are calculated using a fund's average annual returns for a certain period and a risk factor that reflects a fund's performance relative to three-month Treasury Bill monthly returns. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund for 3-, 5-, and 10-year periods and, on an overall basis, based on weighted-average of those periods. Ratings are not absolute and do not represent future performance results.

The Fund's Promotional Material may disclose (i) the top ten holdings included in the Fund's portfolio holdings, (ii) market sectors and statistical data describing portfolio composition, (iii) discussions of general economic or financial principals, (iv) discussions of general economic trends, (v) descriptions of investment strategies for the Fund (vi) descriptions or comparisons of various savings and investment products, which may not include the Fund and (vii) comparisons of investment products (including the Fund) with relevant market or industry indices or appropriate benchmarks. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results. Such performance examples will be based on an express set of assumptions and are not indicative of the future performance of the Fund.

From time to time, the Fund's Promotional Materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, US Treasury bills, bonds, large-cap stocks, and small-cap stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of US Treasury obligations, backed by the full faith and credit of the US Treasury.

The Fund may also refer in Promotional Material to selections from editorials or articles about the Fund, including reprints of comments, listings and columns in the financial and other press, the sources of which include BARRON'S, BUSINESS WEEK, CDA/WIESENBERGER MUTUAL FUNDS INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSION AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, THE WALL STREET JOURNAL, USA TODAY, U.S. NEWS AND WORLD REPORT, WORTH MAGAZINE, WASHINGTON POST and YOUR MONEY.

The Fund's Promotional Material may make reference to the Fund's "Beta," "Standard Deviation," or "Alpha." Beta measures the volatility of the Fund, as compared to that of the overall market. Standard deviation measures how widely the Fund's performance has varied from its average performance, and is an indicator of the Fund's potential for volatility. Alpha measures the difference between the returns of the Fund and the returns of the market, adjusted for volatility.

                              Financial Statements


The Annual Report to Shareholders for the fiscal year ended October 31, 2002, contains a schedule of the investments of the Fund as of October 31, 2002, as well as certain other financial information. The financial statements and notes included in the Annual Report and the Independent Auditors' Report thereon, are incorporated by reference. The Annual Report will be furnished, without charge, to investors who request copies of this SAI.


                               General Information

Custodian. State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105 serves as custodian of the Fund. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Fund.

Independent Auditors. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Fund. Their address is Two World Financial Center, New York, New York 10281.

                                    Appendix

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of J. & W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

The Seligman Complex:

....Prior to 1900

o     Helps finance America's fledgling railroads through underwritings.

o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.

o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.

o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.

o     Is appointed U.S. Navy fiscal agent by President Grant.

o Becomes a leader in raising capital for America's industrial and urban development.

....1900-1910

o     Helps Congress finance the building of the Panama Canal.

....1910s

o Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

....1920s

o Participates in hundreds of successful underwritings including those for some of the Country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United Artists Theater Circuit and Victor Talking Machine Company.


o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, and one of its oldest.


....1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.

o     Establishes Investment Advisory Service.

....1940s

o     Helps shape the Investment Company Act of 1940.

o Leads in the purchase and subsequent sale to the public of Newport News Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.

o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.


o     Establishes Whitehall Fund, Inc., today Seligman Income and Growth Fund,
      Inc.

....1950-1989


o Develops new open-end investment companies. Today, manages more than 60 mutual fund portfolios.


o Helps pioneer state-specific, municipal bond funds, today managing a national and 18 state-specific municipal funds.

o Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations Corporation.

o Establishes Seligman Portfolios, Inc., an investment vehicle with fifteen separate portfolios offered through variable annuity and variable life insurance products.

....1990s

o Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality Municipal Fund, Inc., two closed-end funds that invest in high quality municipal bonds.

o Introduces to the public Seligman Frontier Fund, a small capitalization mutual fund.

o Launches Seligman Global Fund Series, Inc., which today offers five separate funds: Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund, Seligman Global Technology Fund and Seligman International Growth Fund.

o Launches Seligman Value Fund Series, Inc., which currently offers two separate funds: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.


o Launches innovative Seligman New Technologies Fund, Inc., a closed-end "interval" fund seeking long-term capital appreciation by investing in technology companies, including venture capital investing.

....2000

o Introduces Seligman Time Horizon/Harvester Series, Inc., an asset allocation type mutual fund containing four funds: Seligman Time Horizon 30 Fund, Seligman Time Horizon 20 Fund, Seligman Time Horizon 10 Fund and Seligman Harvester Fund.

o Launches Seligman New Technologies Fund II, Inc., a closed-end "interval" fund seeking long-term capital appreciation by investing in technology companies, including up to 50% venture capital investing.

....2001

o Launches Seligman Tax-Aware Fund, Inc., an innovative mutual fund seeking to maximize after-tax returns.

o Launches Seligman Investment Grade Fixed Income Fund, Inc., a mutual fund seeking a high level of current income.

PART C.  OTHER INFORMATION

Item 23. Exhibits.


            All Exhibits listed below have been previously filed and are incorporated herein by reference, except Exhibits marked with an asterisk (*) which are filed herewith.


(a) Articles of Incorporation of Registrant. (Incorporated by reference to Registrant's Registration Statement filed on February 8, 2001.)

(b) By-laws of Registrant. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on April 6, 2001.)


(b)(1)      *Amended By-laws of the Registrant.


(c) Specimen Stock Certificate. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on April 6, 2001.)

(d)         Management Agreement between Registrant and J. & W. Seligman & Co.
            Incorporated. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on April 6, 2001.)

(e)(1) Distributing Agreement between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on April 6, 2001.)

(e)(2) Sales Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on April 6, 2001.)


(e)(3) *Amended Form of Sales Agreement between Seligman Advisors, Inc. and Dealers of the Registrant.


(f)(1) Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on April 6, 2001.)

(f)(2) Deferred Compensation Plan for Directors of Seligman Group of Funds. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on April 6, 2001.)

(g) Custody Agreement between Registrant and State Street Bank and Trust Company. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on April 6, 2001.)

(h)         Not Applicable.

(i) Opinion and Consent of Counsel. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on April 6, 2001.)

(j)         *Consent of Independent Auditors.

(k)         Not Applicable.

(l)         Investment Letter between Registrant and Seligman Advisors, Inc.
            (Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on April 6, 2001.)

(m) Administration, Shareholder Services and Distribution Plan and Form of Agreement of Registrant. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on April 6, 2001.)


(m)(1) *Amended Administration, Shareholder Services and Distribution Plan of the Registrant.


(n) Plan of Multiple Classes pursuant to Rule 18f-3 under the Investment Company Act of 1940. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on April 6, 2001.)

(p) Code of Ethics. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on April 6, 2001.)


(p)(1)      *Amended Code of Ethics of the Registrant.

(Other Exhibits): *(a) Power of Attorney for Paul C. Guidone.

                  (b) Powers of Attorney. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on April 6, 2001.)


Item 24.   Persons Controlled by or Under Common Control with Registrant.  None.

Item 25. Indemnification. Reference is made to the provisions of Article Twelfth of Registrant's Articles of Incorporation filed as Exhibit 23(a) to Registrant's Registration Statement, filed on Form N-1A on February 8, 2001, and Article VII of Registrant's By-laws, filed as
            Exhibit 23(b) to this Pre-Effective Amendment No. 1 to the Registration Statement. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised by the Securities and Exchange Commission that such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of counsel the matter has be settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26.    Business and Other Connections of the Investment Adviser. J. &
            W. Seligman & Co. Incorporated, a Delaware corporation (Seligman), is the Registrant's investment manager. Seligman also serves as investment manager to twenty-two other associated investment companies. They are Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Global Funds Series, Inc., Seligman Growth Fund, Inc., Seligman High Income Fund Series, Seligman Income and Growth Fund, Inc., Seligman Investment Grade Fixed Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman New Technologies Fund, Inc., Seligman New Technologies Fund II, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Tax-Aware Fund, Inc., Seligman Time Horizon/Harvester Series, Inc., Seligman Value Fund Series, Inc. and Tri-Continental Corporation.

            Seligman has an investment advisory service division which provides investment management or advice to private clients. The list required by this Item 26 of officers and directors of Seligman, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by Seligman, pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-15798), which was filed on March 28, 2002.


Item 27.   Principal Underwriters.


(a) The names of each investment company (other than the Registrant) for which Registrant's principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment adviser follow: Seligman Cash Management Fund, Inc., Seligman Capital Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income and Growth Fund, Inc., Seligman Investment Grade Fixed Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios,

            Inc., Seligman Tax-Aware Fund, Inc., Seligman Time Horizon/Harvester Series, Inc. and Seligman Value Fund Series, Inc.

(b) Name of each director, officer or partner of Registrant's principal underwriter named in response to Item 20:

                             Seligman Advisors, Inc.
                             As of January 31, 2003

                 (1)                                       (2)                                        (3)
         Name and Principal                      Positions and Offices                       Positions and Offices
          Business Address                       with Underwriter                            with Registrant
          ----------------                       ----------------                            ---------------
         William C. Morris*                      Director                                    Chairman of the Board
         Brian T. Zino*                          Director                                    President, Director and Chief Executive
                                                                                             Officer
         Ronald T. Schroeder*                    Director                                    None
         Thomas G. Moles*                        Director                                    Vice President
         David F. Stein*                         Director                                    None
         Stephen J. Hodgdon*                     President and Director                      None
         Charles W. Kadlec*                      Managing Director, Chief Investment         None
                                                 Strategist
         Thomas G. Rose*                         Senior Vice President, Finance              Vice President
         Edward F. Lynch*                        Senior Vice President, National             None
                                                 Sales Director
         James R. Besher*                        Senior Vice President, Divisional           None
                                                 Sales Director
         Gerald I. Cetrulo, III*                 Senior Vice President, Investment           None
                                                 Products
         Arthur A. Condron*                      Senior Vice President, Offshore             None
                                                 Sales & Administration
         Matthew A. Digan*                       Senior Vice President, Domestic             None
                                                 Funds
         Jonathan G. Evans*                      Senior Vice President, Sales                None
         T. Wayne Knowles*                       Senior Vice President, Divisional           None
                                                 Sales Director
         Joseph Lam                              Senior Vice President, Regional             None
         Seligman International Inc.             Director, Asia
         Suite 1133, Central Building
         One Pedder Street
         Central Hong Kong
         Michelle McCann-Rappa*                  Senior Vice President, Retirement           None
                                                 Plans
         Ronald W. Pond*                         Senior Vice President, Managed              None
                                                 Money and Alternative Products
         J. Jeffery Rold*                        Senior Vice President, Divisional           None
                                                 Sales Director
         Richard M. Potocki*                     Managing Director, Sales and Global         None
                                                 Financial Services
         Fernando Sanchez Alcazar                Senior Vice President, Regional             None
         Seligman International, Inc.            Director, Latin America
         Av. Alicia M. de Justo 1148
         Fourth Floor #407B
         C1107AAX Buenos Aires, Argentina
         Bruce M. Tuckey*                        Senior Vice President, Sales                None
         Andrew S. Veasey*                       Senior Vice President, Sales                None
         Mason S. Flinn*                         Senior Vice President, Regional             None
                                                 Retirement Plans Manager

                             Seligman Advisors, Inc.
                             As of January 31, 2003

                 (1)                                       (2)                                       (3)
         Name and Principal                      Positions and Offices                       Positions and Offices
          Business Address                       with Underwriter                            with Registrant
          ----------------                       ----------------                            ---------------
         Anna Brogan*                            Vice President, Regional Retirement         None
                                                 Plans Manager
         Mark Burlingham*                        Vice President Regional Retirement          None
                                                 Plans Manager
         Peter Campagna*                         Vice President, Portfolio Specialist        None
         Jeffrey S. Dean*                        Vice President, Business Development        None
         Kenneth J. Dougherty*                   Vice President, Consulting Services         None
         April Ferrell*                          Vice President, National Accounts           None
                                                 Manager
         Tracy A. Goldenberg*                    Vice President, Regional Retirement         None
                                                 Plans Manager
         Tim Kelly*                              Vice President, Manager, Internal           None
                                                 Sales
         John Korn*                              Vice President, Marketing Specialist        None
         David W. Mountford*                     Vice President, Regional Retirement         None
                                                 Plans Manager
         Craig S. Prichard*                      Vice President, Consulting                  None
                                                 Services
         Paula Smith*                            Vice President, Product Manager 529         None
         Gary A. Terpening*                      Vice President, Director of Business        None
                                                 Development
         Robert Thompson*                        Vice President, Regional Retirement         None
                                                 Plans Manager
         Joseph Williams*                        Vice President, Consulting                  None
                                                 Services
         William DeSanto*                        Vice President, Portfolio Advisory,         None
                                                 Managed Money
         Kevin M. Casey                          Vice President, Regional Sales              None
         15 Woodmere Drive
         Fort Salonga, NY  11768
         Edward S. Finocchiaro                   Vice President, Regional Sales              None
         120 Screenhouse Lane
         Duxbury, MA  02332
         Brett M. Frum                           Vice President, Regional Sales              None
         1681 Lago Mar Drive
         Dayton, OH  45458
         Carla A. Goehring                       Vice President, Regional Sales              None
         11426 Long Pine Drive
         Houston, TX  77077
         Bill Lehew                              Vice President, Regional Sales              None
         9900 Lampkin Park Drive
         Charlotte, NC  28269
         Mike Loftus                             Vice President, Regional Sales              None
         1625 Larimer, Unit 1002
         Denver, CO  80202
         Judith L. Lyon                          Vice President, Regional Sales              None
         7105 Harbour Landing
         Alpharetta, GA  30005

                             Seligman Advisors, Inc.
                             As of January 31, 2003

                 (1)                                       (2)                                         (3)
         Name and Principal                      Positions and Offices                       Positions and Offices
          Business Address                       with Underwriter                            with Registrant
          ----------------                       ----------------                            ---------------
         Sean Maher                                    Vice President, Regional Sales              None
         471 Cornwall Court
         Severna Park, MD  21146
         Leslie A. Mudd                                Vice President, Regional Sales              None
         9234 N. 115th Street
         Scottsdale, AZ  85259
         Thomas P. Parnell                             Vice President, Regional Sales              None
         1575 Edgecomb Road
         St. Paul, MN  55116
         Michael "Mick" Schell                         Vice President, Regional Sales              None
         4088 Longfellow Lane
         Hudson, OH  44236
         James C. Taylor                               Vice President, Regional Sales              None
         1211 Bonnema Court
         Naperville, IL  60565
         Frank J. Nasta*                               Secretary                                   Secretary
         Sandra G. Floris*                             Assistant Vice President, Order Desk        None
         Keith R. Landry*                              Assistant Vice President, Order Desk        None
         Albert A. Pisano*                             Vice President and Compliance               None
                                                       Officer

* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

(c)         Not Applicable.


Item 28. Location of Accounts and Records. The accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are kept in the possession of J. & W. Seligman & Co. Incorporated at its offices at 100 Park Avenue, New York, NY 10017 or at the following locations: (1) State Street Bank and Trust Company (State Street), 801 Pennsylvania, Kansas City, Missouri 64105, is custodian of the Registrant's cash and securities. State Street is also agent to perform certain accounting and record-keeping functions relating to portfolio transactions and to calculate the net asset value of the Registrant, and (2) Seligman Data Corp., 100 Park Avenue, New York, NY 10017, as shareholder service agent, maintains shareholder records for the Registrant.


Item 29.    Management Services. Not applicable.

Item 30.    Undertakings. Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 2 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and ahs duly caused this Post-Effective Amendment No. 2 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 28th day of February, 2003.


                                       SELIGMAN TAX-AWARE FUND, INC.


                                       By:  /s/ Brian T. Zino
                                           -------------------------------------
                                                Brian T. Zino, President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed below by the following persons in the capacities indicated on February 28, 2003.


     Signature                                         Title


/s/ Brian T. Zino                               Director, President and Chief
--------------------------------------------    Executive Officer
Brian T. Zino                                   (Principal Executive Officer)


/s/ William C. Morris                           Chairman of the Board
--------------------------------------------    and Director
William C. Morris


/s/ Lawrence P. Vogel                           Treasurer (Principal Financial
--------------------------------------------    and Accounting Officer)
Lawrence P. Vogel


John R. Galvin, Director                )


Paul C. Guidone, Director               )


Alice S. Ilchman, Director              )
Frank A. McPherson, Director            )
John E. Merow, Director                 )



Betsy S. Michel, Director               )       /s/Brian T. Zino
Leroy C. Richie, Director               )       --------------------------------
James Q. Riordan, Director              )       Brian T. Zino, Attorney-in-Fact
Robert L. Shafer, Director              )
James N. Whitson, Director              )

                          SELIGMAN TAX-AWARE FUND, INC.
                       Registration Statement on Form N-1A

                         Post-Effective Amendment No. 2


                                  EXHIBIT INDEX

Form N-1A Item No.        Description
------------------        -----------


Item 23(b)(1)             Amended By-laws of the Registrant.

Item 23(e)(3) Amended Form of Sales Agreement between Seligman Advisors, Inc. and Dealers of the Registrant.


Item 23 (j)               Consent of Independent Auditors.


Item 23(m)(1) Amended Administration, Shareholder Services and Distribution Plan of the Registrant.

Item 23(p)(1)             Amended Code of Ethics of the Registrant.

(Other Exhibits)          Power of Attorney for Paul C. Guidone.